LEASE AGREEMENT

BY AND BETWEEN

CARS MTI-4 L.P.

(as Landlord)

AND

LDRV HOLDINGS CORP.,

(as Tenant)

relating to: Approximately 125 acres of real property located at 6102 and 6130 Lazy Days Blvd. and 6210 County Road 579, Seffner, Florida

EXHIBIT A – Legal Description of Premises

SCHEDULE 2.3 – Guaranty

SCHEDULE 17.1 – Subordination, Non-Disturbance and Attornment Agreement

SCHEDULE 22.3 – Estoppel Certificate

SCHEDULE 22.18 – Memorandum of Lease SCHEDULE 22.19 – Landlord Waiver and Release Agreement

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LEASE AGREEMENT

THIS LEASE AGREEMENT (this “Lease”), dated as of December 23, 2015 (the “Effective Date”), by and between CARS MTI-4 L.P., a Delaware limited partnership (“Landlord”), and LDRV HOLDINGS CORP., a Delaware corporation (“Tenant”).

ARTICLE I

DEFINITIONS

The terms below shall have the following definitions when used in this Lease:

1.1 Commencement Date. The Effective Date.

1.2 Expiration Date. December 31, 2035.

1.3 Extension Options. Three extension options of 10 years each, as more particularly described in Article XX below.

1.4 Land. The parcel of land located in Seffner, Hillsborough County, Florida, as more fully described on the attached Exhibit A.

1.5 Landlord Notice Address.	CARS MTI-4 L.P.
8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
Attn: Portfolio Manager

With a copy to:	Jones Day
1420 Peachtree Street, NE
Suite 800
Atlanta, Georgia 30309
Attn: Scott A Specht, Esq.

1.6 Lease Term. The period beginning on the Commencement Date and ending on the Expiration Date, unless modified or earlier terminated pursuant to the terms of this Lease. The Lease Term shall also include any properly exercised Extension Terms as described in Article XX below.

1.7 Lease Year. Each consecutive 12 month period during the Lease Term, commencing on the Commencement Date; provided, if the Commencement Date is not the first day of a calendar month, then the first Lease Year is the period beginning on the Commencement Date and ending on the last day of the calendar month during which the first anniversary of the Commencement Date occurs.

1.8 Premises. The Land, together with all improvements, fixtures, and other items of real property now or hereafter located on the Land, and all appurtenances, rights, privileges, easements, and other property interests existing on, benefiting, or pertaining to the Land, subject to all liens, encumbrances, restrictions, agreements, and other matters of record. All signs, pylons and lifts (excluding portable lifts that are not attached to the Land or the improvements thereon) now or hereafter attached to the Land or the improvements thereon shall constitute fixtures hereunder, except those hereafter attached to the Land that Tenant establishes to be owned by an unrelated party.

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1.9 Purchase Agreement. The Purchase Agreement, dated as of November 24, 2015, by and between Lazydays Tampa Land Holdings, LLC, Tenant’s Affiliate, as seller, and Landlord, as purchaser by assignment from CARS MTI-1 L.P. pursuant to Assignment of Purchase Agreement of even date herewith.

1.10 Tenant Notice Address.	LDRV Holdings Corp.
6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
Attn: Chief Financial Officer

With copies to:	LDRV Holdings Corp.
6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
Attn: General Counsel

and

Hill Ward Henderson
101 East Kennedy Bld., Suite 3700
Tampa, Florida 33602

1.11 Guarantors. Lazydays Arizona, LLC, Lazydays Land Holdings, LLC, Lazydays Tampa Land Holdings, LLC, Lazy Days’ R.V. Center, Inc., Lazydays RV America, LLC, Lazydays Mile Hi RV, LLC, and Lazydays RV Discount, LLC (See Section 2.3 below).

1.12 Affiliate. Any person or entity that (a) directly or indirectly controls, is controlled by, or is under common control with, Landlord or Tenant as applicable or (b) holds direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of voting securities or other voting interests representing at least 5% of the outstanding voting power of an entity or equity securities or other equity interests representing at least 5% of the outstanding equities securities or interests in any entity.

1.13 Initial Base Rent. $4,480,000.00 per annum.

1.14 Base Rent. Initial Base Rent as escalated during the Lease Term in accordance with Section 4.2 below.

ARTICLE II

PREMISES

2.1 Lease of Premises. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, for the Lease Term and upon the terms and conditions set forth in this Lease.

2.2 Contingency. If this Lease is executed prior to the conveyance of the Premises to Landlord pursuant to the Purchase Agreement, the parties acknowledge that the effectiveness of this Lease is contingent upon such conveyance and, in the event such conveyance fails to occur, this Lease shall be void and without force or effect.

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2.3 Guaranty. Concurrently with the execution and delivery of this Lease, Tenant shall cause Guarantors to execute and deliver to Landlord, and maintain during the Lease Term, a guaranty of this Lease in the form attached hereto as Schedule 2.3 (the “Guaranty”).

ARTICLE III

LEASE TERM

3.1 Lease Term. All of the provisions of this Lease shall be in full force and effect from and after the Effective Date, subject to Section 2.2 above. The Lease Term shall be as set forth in Article I above.

ARTICLE IV

BASE RENT

4.1 Base Rent. From and after the Commencement Date, Tenant shall pay the Base Rent in equal monthly installments in advance on or before the first day of each month during each Lease Year (provided, Tenant shall not pay any monthly installment of Base Rent more than 30 days in advance of its due date). If the Commencement Date is not the first day of a month, then the Base Rent from the Commencement Date until the first day of the following month shall be prorated on a per diem basis based on the number of calendar days in the month, and Tenant shall pay such prorated installment of the Base Rent on the Commencement Date.

4.2 Base Rent Escalation. On the first day of the second Lease Year and on the first day of each Lease Year thereafter (each, a “Base Rent Adjustment Date”), the Base Rent then in effect shall be increased by an amount equal to the product of (a) the Base Rent then in effect, multiplied by (b) 300% of the percentage increase between the CPI in effect for the month preceding the previous Base Rent Adjustment Date (or, with respect to the first scheduled adjustment, the month preceding the Commencement Date) and the CPI in effect for the month preceding the then current Base Rent Adjustment Date. Such adjusted Base Rent shall continue in effect as the annual Base Rent until the next Base Rent Adjustment Date. Notwithstanding the foregoing, in no event shall the Base Rent, as so escalated, for any Lease Year be less than 101.65%, or more than 102%, of the escalated Base Rent in effect for the immediately preceding Lease Year. As used in this Lease, the term “CPI” means the Consumer Price Index for All Urban Consumers (CPI-U), U.S. City Average, all items (1982-84), as published by the United States Department of Labor, Bureau of Labor Statistics. If the CPI is changed so that a base year other than 1982-84 is used, then the CPI shall be adjusted in accordance with the conversion factor published by the Bureau of Labor Statistics. If the CPI is discontinued or revised, the CPI used for purposes of this Lease shall be adjusted or replaced by Landlord with an index or measure reasonably calculated by Landlord to measure the change in the cost of living in a manner consistent with the CPI.

4.3 Additional Rent. Except as otherwise provided in this Lease, any additional rent or other sum owed by Tenant to Landlord under this Lease (other than Base Rent), and any cost, expense, damage, or liability incurred by Landlord for which Tenant is liable, shall be considered “Additional Rent”, and shall be paid by Tenant within 30 days after the date Landlord notifies Tenant of the amount thereof.

4.4 Payment of Base Rent and Other Sums Due. All sums payable by Tenant under this Lease, including, without limitation, Base Rent or Additional Rent, shall be paid to Landlord in legal tender of the United States, without setoff, deduction, or demand (except as otherwise expressly provided in this Lease), by direct deposit wire transfer of immediately available funds to the following bank account, or to such other party or address as Landlord may designate in writing:

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For a Wire Payment:

Bank of America

ABA (Wire) #: 0260-0959-3

For credit to Capital Automotive L.P., Operating Account # 004112955706

For an ACH Payment:

Bank of America ABA

(ACH) #: 051 000 017

For credit to Capital Automotive L.P., Operating Account # 004112955706

Landlord’s acceptance of Base Rent or Additional Rent after it shall have become due and payable shall not excuse, or constitute a waiver of Landlord’s rights with respect to, any subsequent late payments by Tenant.

4.5 Late Payment. If any amount of Base Rent or Additional Rent is not received by Landlord within five days after the date such payment is due (without regard to any grace period specified in Section 16.1), then in addition to paying the amount then due, Tenant shall pay to Landlord, without notice or demand, a late charge (“Late Charge”) equal to 5% of such unpaid Base Rent and Additional Rent. In addition, such unpaid Base Rent and Additional Rent and such Late Charge shall bear interest at the Default Rate (as defined in Section 16.6) from the date such payment or Late Charge, respectively, became due to the date of payment thereof by Tenant; provided, however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum rate then allowed by law. Payment of such Late Charge will not excuse the untimely payment of Base Rent or Additional Rent. Any Late Charge and interest shall constitute Additional Rent.

ARTICLE V

NET LEASE; IMPOSITIONS; UTILITIES AND SERVICES

5.1 Net Lease. Except as otherwise expressly provided in this Lease, (a) this Lease shall be an absolute net lease, so that this Lease shall yield all Base Rent payable by Tenant as an absolutely net return to Landlord, and (b) with the exception of Landlord’s Income Taxes (as defined below), Tenant shall pay all taxes, insurance, ground rents, easement charges, association fees, and other costs, expenses, and obligations of every kind and nature whatsoever relating to the Premises, including, without limitation, costs with respect to the ownership and operation of the Premises that accrue prior to the expiration or earlier termination of the Lease Term.

5.2 Payment of Impositions. Tenant shall pay all Impositions at least 15 days prior to the date they become due. As soon as practicable after the payment thereof, but in no event less than five days prior to the date they become due, Tenant shall deliver to Landlord written evidence of each such payment. To the extent that any such Impositions are imposed upon Landlord, at Landlord’s option, Tenant shall either pay such Impositions directly to the taxing authority or reimburse Landlord for such Impositions. If the Lease Term expires on a day other than the last day of a calendar year, then Tenant’s liability for Impositions for such calendar year shall be apportioned by multiplying the amount of Impositions for the full calendar year by a fraction, the numerator of which is the number of days during such calendar year falling within the Lease Term, and the denominator of which is 365. By way of example only, if the Lease Term expires on January 31 of a given calendar year, and if the Impositions for such calendar year are $10,000, Tenant would be responsible for paying $850 of the Impositions for such calendar year (i.e., $10,000 x 31/365).

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5.3 Definition of Impositions. The term “Impositions” means, collectively, taxes, including without limitation, any present or future real estate taxes, all taxes or other impositions that are in the nature of or in substitution for real estate taxes, business or occupation, single business, transaction, privilege, franchise, capital stock, excise, or profits taxes, as well as special user fees, license fees, permits, improvement bonds, levies, improvement district charges, governmental charges, rates, and assessments, general, special, ordinary or extraordinary, foreseen and unforeseen, that are imposed upon Landlord, Tenant, or the Premises (including, without limitation, any fixtures, machinery, equipment, or systems used in connection with the Premises or the business being operated on the Premises). Notwithstanding the foregoing, the term “Impositions” shall not include any federal, state, or local tax imposed on Landlord that is based upon Landlord’s net income or any succession or stock transfer tax, franchise tax, capital stock tax, or tax imposed on Landlord due to Landlord’s transfer of the Premises (“Landlord’s Income Taxes”).

5.4 Contest of Impositions. Tenant, at its sole expense, upon at least 10 days prior written notice to Landlord, but without Landlord’s consent, shall have the right to contest the amount or validity of any Imposition by diligently conducting in good faith an appropriate legal or administrative proceeding, provided the following conditions are met: (a) the Impositions are paid or the postponement of payment of Impositions, without penalty, as part of such proceeding is permitted by applicable Laws (as defined in Section 6.2 below); (b) the Premises shall not, by reason of such postponement of payment, or the initiation of such proceeding, be subject to forfeiture, sale, or loss; (c) such proceedings shall not impact or interfere with the use or occupancy of the Premises; (d) such proceedings shall not affect or interfere with Tenant’s continued payment of Base Rent or Additional Rent; and (e) pursuing the contest of Impositions shall not in any way expose Landlord to any criminal or monetary civil liability, penalty, or sanction (unless Tenant posts security sufficient to indemnify any and all losses potentially suffered by Landlord as a result of such monetary civil liability, penalty, or sanction, in form and amount reasonably satisfactory to Landlord). Tenant further agrees that each such contest shall be promptly and diligently prosecuted to a final conclusion, and Tenant shall pay all judgments, decrees, and costs (including any costs incurred by Landlord) in connection with any such contest and shall, promptly after the final determination of such contest, fully pay and discharge the amounts that shall be levied. Tenant shall be entitled to any refund or reduction obtained or received with respect to the Impositions.

5.5 Assessments on Tenant’s Business and Personalty. Tenant shall pay before delinquency any business, rent, sales, franchise, or other taxes or fees that are now or hereafter levied, assessed, or imposed upon Tenant’s use, operation, or occupancy of the Premises, the conduct of Tenant’s business at the Premises, or Tenant’s equipment, trade fixtures, furnishings, inventory, or personal property. If any such tax or fee is enacted or altered so that such tax or fee is levied against Landlord, or so that Landlord is responsible for collection or payment thereof, then Tenant shall pay to Landlord as Additional Rent the amount of such tax or fee.

5.6 Utilities and Services. Tenant, at its own expense, shall arrange with the appropriate utility companies and service providers for the provision of all utilities and services to the Premises desired by Tenant (including, without limitation, water, sewer, trash collection, electricity, gas, cable, and telephone). Tenant shall pay directly to the appropriate utility companies and service providers all charges for all utilities consumed in, and services performed for, the Premises, as and when such charges become due and payable. To the extent the invoices for any such utilities and services are received by Landlord, at Landlord’s option, Tenant shall either pay the charge for such utilities and services directly to the utility or service provider or reimburse Landlord for such charges.

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5.7 Rent Tax. Tenant shall pay and be liable for all rental, sales, and use taxes, or other similar taxes, if any, levied or imposed by any applicable city, state, county, or other governmental body on the rents or other amounts payable by Tenant under this Lease, which taxes shall be payable by Tenant concurrently with Tenant’s payment of the rent upon which the tax is being imposed.

ARTICLE VI

ACCEPTANCE & USE OF PREMISES

6.1 Acceptance of Premises. TENANT ACKNOWLEDGES THAT IT HAS OCCUPIED THE PREMISES SINCE 1996 AND IS COMPLETELY FAMILIAR WITH THE PREMISES AND LEGALLY PERMISSIBLE USES THEREON. ACCORDINGLY, TENANT ACCEPTS POSSESSION OF THE PREMISES IN ITS “AS IS” CONDITION AS OF THE LEASE COMMENCEMENT DATE. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO THE PREMISES, EITHER AS TO COMPLIANCE WITH ANY LAW, ITS FITNESS FOR EXISTING AND FUTURE USE, ITS DESIGN OR CONDITION, OR ANY PARTICULAR USE OR PURPOSE TO WHICH THE PREMISES MAY BE FIT, OR OTHERWISE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, OR THE EXISTENCE OF ANY DEFECTS, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE BORNE BY TENANT.

6.2 Use of Premises.

(a) Tenant shall use and occupy the Premises for the operation of a recreational vehicle dealership, including, without limitation, new and used recreational vehicle sales, rentals, and service, and any and all related, ancillary, or complementary purposes (which may include, without limitation, the sale of recreational vehicle parts and accessories, food service operations, and the operation of a campground), and for no other purposes without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned, or delayed. Tenant shall not use or occupy the Premises for any unlawful purpose, or in any manner that will violate the certificate of occupancy or other permit or license for the Premises or that will constitute waste or nuisance. Tenant shall, at Tenant’s expense, comply with all present and future laws (including, without limitation, the Americans with Disabilities Act), ordinances (including without limitation, zoning ordinances and land use requirements), regulations, orders, recommendations, decisions, and decrees now or hereafter promulgated (including, without limitation, those made by any public or private agency or owner’s association), as any of the same may be amended from time to time (collectively, “Laws”) concerning Tenant, the use, occupancy, and condition of the Premises and the business being conducted thereon, and all machinery, equipment, furnishings, fixtures, and improvements on or used in connection with the Premises. If any such Law requires an occupancy or use permit or license for the Premises or the operation of the business conducted therein, then Tenant shall obtain and keep current such permit or license at Tenant’s expense. Tenant shall deliver to Landlord, promptly upon request, all licenses, permits, and other certificates evidencing compliance of Tenant and the Premises with Laws. If any such Law requires any modification to the Premises, Tenant shall perform such modifications, at its sole cost and expense, in accordance with the terms and conditions of Article IX below. Tenant’s use of the Premises is subject to, and Tenant shall comply with, and perform at Tenant’s sole expense, all covenants, conditions, easements, and any other restrictions affecting the Premises including without limitation all obligations of the owner or operator of the Property, whether or not the same existed at the Commencement Date, including without limitation, the maintenance, operation, use, insurance, payment and indemnity obligations and restrictions under (a) Access and Utility Easement dated July 21, 1995, and recorded in Official Records Book 7830, Page 596, Public Records of Hillsborough County, Florida (the “Official Records”), as amended, (b) Warranty Deed dated February 14, 1967, and recorded in Official Records Book 1731, Page 408 of the Official Records, as corrected by instruments recorded in the Official Records in Official Records Book 1746, Page 466, Official Records Book 1942, Page 118, Official Records Book 3199, Page 895 and Official Records Book 3467, Page 1308, and (c) Restrictive Non-Compete Covenant dated April 6, 1998, and recorded in Official Records Book 8982, Page 1300 of the Official Records, as amended.

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(b) Tenant shall continuously and actively operate a recreational vehicle dealership at the Premises in a reputable manner; provided however, notwithstanding the aforesaid, Tenant shall have the right to discontinue temporarily such operations and business at the Premises to accommodate any alterations or improvements undertaken in accordance with the terms of this Lease, including, without limitation, any modifications or improvements to comply with Laws under this Section 6.2, any remedial or other activities under Section 6.3 below, any Alterations under Article IX, any Restoration following any casualty as contemplated under Article XIV, or any restoration following any condemnation as contemplated under Article XV. Notwithstanding the foregoing, with respect to (i) any activities or Alterations relating to Section 6.2, 6.3, Article XIV and Article XV, Tenant’s discontinuation of its operations and business shall not exceed one (1) year, provided that during such time Tenant is diligently and continuously pursuing and completing the activities or Alterations required to resume its operations and business; and (ii) any Alterations relating to Article IX, Tenant’s discontinuation of its operations and business shall not exceed 180 days.

6.3 Hazardous Materials.

(a) Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be generated, used, released or stored, in or about the Premises, provided that Tenant may use or store such quantities of Hazardous Materials commonly used in the ordinary course of Tenant’s business operations (consistent with the uses described in the first sentence of Section 6.2 above), provided such Hazardous Materials are used, stored, and disposed of in accordance with all Environmental Laws (as hereinafter defined) and commercially reasonable prevailing industry standards. At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord in compliance with all Environmental Laws and commercially reasonable prevailing industry standards. “Hazardous Materials” means (i) asbestos and any asbestos containing material, (ii) any substance that is regulated, defined or listed in, or otherwise classified pursuant to, any Environmental Law or any other applicable Law as a “hazardous substance”, “hazardous material”, “hazardous waste”, “infectious waste”, “toxic substance”, “toxic pollutant”, pollutant, contaminant or any other formulation intended to regulate, define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, and (iii) any petroleum product, cleaning solvents, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by-product material), medical waste, chlorofluorocarbon, lead, or lead-based product, and any other substance whose presence could reasonably be expected to be detrimental to the Premises or hazardous to health or the environment. “Environmental Law” means any present and future Laws, permits, and other requirements or guidelines of governmental authorities applicable to the Premises and relating to the environment and environmental conditions, industrial hygiene, public health or safety, or to any Hazardous Material (including, without limitation, CERCLA, 42 U.S.C. § 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801 et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 33 U.S.C. § 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. § 300f et seq., the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 1101 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and any so-called “Super Fund” or “Super Lien” law, self-implementing clean-up or equivalent programs, any Law requiring the filing of reports and notices relating to Hazardous Materials, environmental laws administered by the Environmental Protection Agency, and any similar state and local Laws.

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(b) An “Environmental Default” means any of the following: a violation of an Environmental Law, a release, spill, discharge, leak, emission or detection (collectively “Release”) of a Hazardous Material at, on, under, about or from the Premises (regardless of whether or not a reporting requirement exists) and regardless of whether said Release occurred prior to or after the Lease Commencement Date, or an environmental condition requiring responsive or remedial action or a breach of this Section 6.3. Notwithstanding the foregoing, no Environmental Default shall be deemed to be continuing where Tenant has taken all actions required by applicable governmental authorities, to the satisfaction of such applicable governmental authorities, as evidenced by a “no-further-action letter” or other evidence similar thereto, which may entail continued monitoring of any such remedial actions performed or undertaken by Tenant beyond the cure periods set forth above. Upon any Environmental Default, in addition to all other rights available to Landlord under this Lease, at law or in equity, Landlord shall have the right but not the obligation, at its option, (i) to require Tenant, at Tenant’s sole cost and expense, to cure such Environmental Default, including by entering into the state’s voluntary or self-implementing clean-up program if available, and obtaining an unconditional no further action letter equivalent from the appropriate federal, state, and local government authorities, all in accordance with all Environmental Laws, commercially reasonable standards, and the requirements of this Section 6.3, and all to the reasonable satisfaction of Landlord. Landlord shall have the right to supervise and approve any actions taken by Tenant to address an Environmental Default, including the pre-approval of any qualified environmental consultant hired to remedy the Environmental Default, or (ii) if Tenant fails to diligently do so as required herein, to perform, at Tenant’s sole cost and expense, any lawful action Landlord, in its sole discretion, deems necessary or appropriate to address the same, in which event Tenant shall pay the costs thereof to Landlord as Additional Rent. Landlord has the right but not the obligation to require that Tenant provide such security or assurances as Landlord, in its commercially reasonable discretion, may deem necessary to ensure completion of and payment for the required corrective action, to be held by Landlord until the corrective action is completed and a no further action letter or equivalent has been obtained (an “Environmental Security”). Provided that the Environmental Security is in the form of cash or a letter of credit and that the balance of the Environmental Security is sufficient to pay or secure, as applicable, the remaining costs to complete the corrective actions, at the written request of Tenant, Tenant shall be entitled to draw portions of the Environmental Security. To draw on the Environmental Security, Tenant must deliver to Landlord (i) written evidence that the work relating to the corrective action has been or is being completed, and (ii) copies of invoices or statements and evidence of payment of the amounts due for such corrective action.

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(c) If Landlord has a reasonable basis for believing an Environmental Default exists, or if required by any Lender, or required pursuant to applicable laws, Landlord shall have the right, but not the obligation, upon prior written notice to Tenant, to conduct an audit, or audits as may be appropriate, of the Premises (including without limitation, the air, soil, surface water, and groundwater at or near the Premises) and Tenant’s compliance with Environmental Laws, commercially reasonable standards and this Section 6.3. If Landlord determines in its sole discretion that a subsurface investigation or further assessment is needed and results of such investigation indicate that there is an Environmental Default of any kind, Tenant shall be responsible for the cost of such investigation and assessment as Additional Rent. If Landlord reasonably determines that remediation or removal, alterations, improvements, or replacements of equipment on the Premises are necessary in connection with any such compliance with all Environmental Laws, Landlord shall have the right, but not the obligation, (i) to require Tenant, at Tenant’s expense, to perform the same, or (ii) if, within five days of written notice from Landlord Tenant fails to diligently do so, to perform the same, at Tenant’s sole cost and expense, in which event Tenant shall pay the costs thereof to Landlord as Additional Rent. If any Lender or governmental agency shall require testing or other investigation at or near the Premises and Landlord incurs expenses in complying with such requirement, then Tenant shall pay to Landlord the reasonable costs therefor as Additional Rent. Landlord shall not materially interfere with Tenant’s business operations when conducting any such audit of the Premises.

(d) As a material consideration for Landlord’s willingness to enter into this Lease, Tenant hereby waives, and releases Landlord and its Affiliates, partners, officers, directors, members, trustees, employees, agents and Lenders from any and all claims for damage, injury or loss (including without limitation, claims for the interruption of or loss to business) (collectively, “Claims”) which relate to any Environmental Default, or the presence of Hazardous Materials at, in, above, on, under, about, or released from the Premises, whether occurring prior or subsequent to the Lease Commencement Date. Promptly upon request, Tenant shall execute from time to time affidavits, representations and similar documents concerning Tenant’s best knowledge and belief regarding the presence of Hazardous Materials at the Premises.

(e) Tenant’s obligations pursuant to this Section 6.3 shall survive the expiration or earlier termination of this Lease. If any required actions by Tenant pursuant to this Section 6.3 continue beyond the expiration or earlier termination of this Lease, Tenant shall be deemed to be in possession of the Premises as a holdover tenant for such period and Tenant shall continue to pay to Landlord an amount equal to 100% of the Base Rent and Additional Rent that would have been payable under this Lease for the period of such required actions in the absence of the expiration or earlier termination of this Lease.

ARTICLE VII

ASSIGNMENT AND SUBLEASE

7.1 Assignment and Sublease. Except as expressly provided otherwise in this Article VII, Tenant shall not, whether for its own account or otherwise, assign this Lease or sublet or grant concessions or licenses or other rights for the occupancy or the use of all or any part of the Premises (each, a “Transfer”), without Landlord’s prior written consent to such Transfer, which consent shall not be unreasonably withheld, conditioned, or delayed. Subject to the provisions of Sections 7.2 and 7.3 below, any transfer of all or substantially all of the assets of Tenant or 50% or more of the stock or other direct or indirect ownership interests in Tenant (whether in one or a series of transactions), any merger of Tenant into another entity or of another entity into Tenant, or any transfer occurring by operation of law shall be deemed to constitute a Transfer by Tenant of its interest hereunder for the purposes hereof. Each such Transfer shall expressly be made subject to the provisions hereof. Subject to the provisions of Section 7.4 below, no such Transfer shall modify or limit any right or power of Landlord hereunder or affect, reduce, or relieve Tenant of any duty or obligation of Tenant hereunder, and all such duties and obligations shall be those of Tenant and shall continue in full effect as obligations of Tenant as a principal and not of a guarantor or surety, as though no subletting or assignment had been made, such liability of the Tenant named herein to continue notwithstanding any Transfer and subsequent modifications or amendments of this Lease after such Transfer. Any Transfer by Tenant without Landlord’s prior written consent, except as otherwise expressly permitted by this Lease (including, without limitation, as permitted pursuant to Section 7.2 or 7.3 below), shall be null and void, ab initio, shall constitute bad faith, and shall constitute an immediate Event of Default hereunder. Tenant shall, within 20 days after the execution of any assignment, sublease, or other Transfer document, deliver a conformed copy thereof to Landlord.

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7.2 Permitted Transfers. Notwithstanding anything in this Article VII or elsewhere in this Lease to the contrary, and without limiting anything in Section 7.3 below, Landlord may not withhold its consent to a proposed Transfer so long as the following criteria are satisfied:

(a) The proposed use of the Premises complies with the terms and conditions of this Lease;

(b) No Event of Default exists at the time of the proposed Transfer;

(c) In the event of an assignment of Tenant’s interest in this Lease (but not a sublease), the net worth (determined in accordance with generally accepted accounting principles, consistently applied, as evidenced by financial statements prepared by an independent CPA) of Tenant’s assignee is, at the time of the assignment, equal to or greater than $60,000,000;

(d) In the event of an assignment of Tenant’s interest in this Lease (but not a sublease), (i) the net worth (determined in accordance with generally accepted accounting principles, consistently applied, as evidenced by financial statements prepared by an independent CPA) of Tenant’s assignee is, at the time of the assignment, equal to or greater than $40,000,000 but less than $60,000,000, and (ii) Tenant (or Tenant’s assignee) has deposited or caused to be deposited with Landlord or Landlord’s mortgagee, as Landlord shall designate, an amount equal to 12 months of the then-prevailing Base Rent, plus an amount equal to the prior calendar year’s real estate taxes and insurance (casualty, general liability, and rent loss/business interruption) expenditures as a “Security Deposit” for its full and faithful performance of the terms of this Lease, it being expressly understood that such Security Deposit shall not be considered an advance payment of any Base Rent, Additional Rent, or other sums payable under this Lease or a measure of Landlord’s damages in case of an Event of Default. Payment of said Security Deposit shall be satisfied by Tenant’s deposit of cash or a Letter of Credit (as defined below) in said amount. Tenant shall have the right to freely substitute cash for a Letter of Credit or vice versa. If Landlord transfers its interest in the Premises during the Lease Term to a transferee who assumes Landlord’s obligations hereunder and to whom the Security Deposit is transferred, Landlord may assign the Security Deposit to the transferee and, thereafter, Landlord shall have no further liability for the return of such Security Deposit to Tenant. If the Security Deposit is in the form of a Letter of Credit, Tenant shall execute and deliver, within five days after request therefor by Landlord, any and all documents necessary to transfer the Letter of Credit to the transferee. For the purposes herein, the term “Letter of Credit” means an irrevocable standby letter of credit issued to Landlord by a financially sound national banking association or state chartered bank having assets in excess of $50,000,000,000 and otherwise reasonably acceptable to Landlord, the proceeds of which shall be available to Landlord without the need for Landlord to satisfy any requirements or conditions whatsoever other than delivery of (A) the original Letter of Credit along with Landlord’s sight draft to the issuing institution with reference to the appropriate letter of credit number for the Letter of Credit, as set forth therein, and (B)(1) a certificate signed by Landlord certifying that an Event of Default has occurred and is continuing under this Lease, or (2) a certificate signed by Landlord certifying that Tenant has failed to renew the Letter of Credit at least 30 days prior to its stated expiration date. The Letter of Credit shall be valid for an initial period of one year from and after the date of its issuance and, by its express terms, shall provide (x) that its term shall automatically be extended for successive one year periods unless at least 30 days prior to the expiration of the initial one year term or any one year extension (as applicable) the issuer provides Landlord with written notification that it will not be extended, and (y) that Landlord may assign (whether by way of outright or collateral assignment) all or any portion of its interest in the Letter of Credit to Landlord’s mortgagee or any other person (including, without limitation, any third party purchaser).

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In the event that a Security Deposit is provided pursuant to Section 7.2(d), and Tenant subsequently provides a financial statement to Landlord demonstrating that Tenant’s net worth (determined in accordance with generally accepted accounting principles, consistently applied, as evidenced by financial statements prepared by an independent CPA) is equal to or greater than $60,000,000, Landlord shall promptly return the Security Deposit, if in the form of cash, or return the Letter of Credit to Tenant or consent to the cancellation thereof, if the Security Deposit is in the form of a Letter of Credit.

7.3 Affiliate and Successor Transfers. Notwithstanding anything in this Article VII or elsewhere in this Lease to the contrary, Landlord’s consent shall not be required with respect to any Transfer to any entity: (a) that results from an organizational change of Tenant or the division of Tenant into two or more entities; (b) that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with Tenant; (c) with which or into which Tenant or any direct or indirect parent of Tenant has merged or consolidated in accordance with applicable statutory provisions governing merger and consolidation of business entities; (d) that acquires all or substantially all of the assets of Tenant or any direct or indirect parent of Tenant; or (e) that acquires a controlling equity interest in Tenant or any direct or indirect parent of Tenant; provided that, in each such case, the Transfer is not undertaken primarily for the purposes of avoiding the consent requirement contained in Section 7.1 above.

7.4 Release Upon Qualified Assignment. Notwithstanding anything in this Article VII or elsewhere in this Lease to the contrary, upon an assignment of this Lease to a Qualified Assignee (as defined below), the assigning Tenant shall be automatically released from any and all liabilities and obligations under this Lease arising out of or relating to the portion of the Lease Term following the effective date of the assignment. A “Qualified Assignee” means an assignee meeting the net worth requirement set forth in either Section 7.2(c) or Section 7.2(d) (provided, if the Security Deposit is required to be provided in connection with such assignment pursuant to Section 7.2(d), such Security Deposit shall be delivered to Landlord as a condition to Tenant’s release).

7.5 Sublease Consent. If Tenant shall enter into a sublease with respect to all or a portion of the Premises, and Landlord shall consent to such sublease, which consent shall not be unreasonably withheld, conditioned, or delayed, then upon Tenant’s written request, Landlord agrees to execute a consent to sublease.

7.6 Tenant Financing. Tenant may, without Landlord’s prior written consent, execute, or deliver any mortgage, deed of trust, assignment of leases, security agreement, or other hypothecating instrument encumbering Tenant’s interest under this Lease or the leasehold estate in the Premises created hereby, and Landlord agrees to cooperate with Tenant and its lenders in this regard and to execute any reasonable documents requested by Tenant or its lender(s) in connection with any such financing.

7.7 Transfer by Landlord. Landlord shall be free to transfer its interest in the Premises or any part thereof or interest therein, subject, however, to the terms of this Lease. Any such transfer shall relieve the transferor of all liability and obligations hereunder (to the extent of the interest transferred) accruing after the date of the transfer and any assignee or transferee shall deemed to have assumed all obligations of Landlord hereunder arising from and after the date of such transfer and be bound by the terms and provisions of this Lease.

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ARTICLE VIII

MAINTENANCE AND REPAIRS

8.1 Maintenance and Repairs. Tenant, at its own expense, will maintain all parts of the Premises in good repair, appearance and condition in accordance with all Laws and will take all commercially reasonable action and will make all commercially reasonable structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Premises in good repair and condition (including, but not limited to, all painting, glass, utilities, conduits, fixtures and equipment, foundation, roof, exterior walls, heating and air conditioning systems, wiring, plumbing, sprinkler systems, and other utilities, and all paving, sidewalks, roads, parking areas, curbs and gutters, and fences).

ARTICLE IX

ALTERATIONS

9.1 Consent Required for Alterations. During the Lease Term, Tenant may, at its expense, make additions to and alterations of the improvements, alter or demolish existing improvements and fixtures, and construct additional improvements (“Alterations”), provided that (a) the fair market value, the utility, the square footage, or the useful life of the Premises shall not be materially lessened thereby, (b) such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Laws and the requirements of all insurance policies required to be maintained by Tenant hereunder, and (c) no material structural alteration costing $500,000 or more, no additional structural improvements costing $500,000 or more, and no structural demolitions which materially reduce the square footage of the Improvements shall be conducted in connection therewith unless Tenant shall have obtained Landlord’s consent (including Landlord’s approval of the plans and specifications therefor), which shall not be unreasonably withheld, conditioned, or delayed. By way of clarification, the term “Alterations” shall not include any trade fixtures (including, without limitation, portable lifts that are not attached to the Land or improvements located thereon), inventory, furniture, equipment, or other personal property of Tenant (collectively, “Tenant’s Property”) installed or otherwise located in or on the Premises.

9.2 Removal of Alterations. Unless funded by Landlord, all Alterations to the Premises during the Lease Term shall be considered property of Tenant for the term of the Lease only, but said Alterations will automatically, without consideration by Landlord, become the property of Landlord, and will remain upon, and be surrendered with, the Premises upon the expiration or earlier termination of the Lease Term. At the expiration or earlier termination of the Lease Term, Tenant shall have no obligation to remove or restore any Alterations or other improvements on or at the Premises, whether such Alterations or other improvements were made prior to the Commencement Date or during the Lease Term.

9.3 Covenant Against Liens. Tenant will not permit any construction lien to be placed against the Premises or any portion thereof as a result of any Alterations or other work performed by or at the direction of Tenant. If any such lien attaches to the Premises or any portion thereof, Tenant shall, within 30 days after such attachment, either (a) pay or bond off such lien, or (b) contest such lien in compliance with applicable Laws and provide Landlord with security reasonably satisfactory to Landlord for the payment and release of such lien. If Tenant fails to remove or contest a lien in accordance with this Section 9.3, Landlord may, but will not be obligated to, pay the amount necessary to remove the lien without being responsible for making an investigation as to the validity or accuracy of such lien, and the amount so paid by Landlord, together with all costs and expenses (including, without limitation, reasonable attorneys’ fees) incurred by Landlord in connection therewith, shall be paid by Tenant to Landlord as Additional Rent. Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord’s title or interest in the Premises or any portion thereof, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only. At Landlord’s request, Tenant shall execute a notice in recordable form restating this prohibition against liens upon Landlord’s title or interest in the Premises.

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9.4 Removal of Fixtures. Except as otherwise expressly permitted in this Article IX, or as approved in advance by Landlord, during the Lease Term Tenant shall not remove from the Premises any fixtures unless replaced with similar fixtures of equal or greater quality and value; provided, however, nothing in this sentence shall require Tenant to replace any fixtures that Tenant is entitled to remove or demolish without Landlord’s consent pursuant to Section 9.1 above.

ARTICLE X

REPRESENTATIONS, WARRANTIES AND COVENANTS OF TENANT

10.1 Representations and Warranties. Tenant hereby represents and warrants the following to Landlord, as of the Effective Date:

10.1.1 Material Adverse Change in Condition. All financial statements and other information for Tenant previously delivered to Landlord are true and correct in all material respects. There has been no Material Adverse Change (as defined below), nor is there any fact, event or circumstance that could reasonably be expected to result in a Material Adverse Change since the date of the most recent financial statements delivered to Landlord. “Material Adverse Change” means any event, circumstance, fact, condition, development, or occurrence that has had or could be expected to have a material and adverse effect on the ability of Tenant to pay and perform its obligations under the Lease; but specifically excluding any event, circumstance, fact, condition, development, or occurrence arising out of or attributable to: (a) general economic or political conditions; (b) conditions generally affecting the industries in which Tenant operates; (c) any changes in financial, banking, or securities markets in general, including any disruption thereof and any decline in the price of any security or any market index or any change in prevailing interest rates; (d) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof; (e) any action required or permitted by this Lease or any action taken (or omitted to be taken) with the written consent of or at the written request of Landlord; (f) any changes in applicable Laws or accounting rules (including GAAP) or the enforcement, implementation, or interpretation thereof; (g) the announcement, pendency, or completion of the transactions contemplated by the Purchase Agreement and this Lease; (h) any natural or man-made disaster or acts of God; (i) any failure by Tenant to meet any internal or published projections, forecasts, or revenue or earnings predictions [provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded]; or (j) any loan financing/refinancing transactions or the acquisition of other businesses by Tenant, which are currently being pursued or contemplated by Tenant, and which have been disclosed to Landlord during the Study Period, as defined in the Purchase Agreement.

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10.1.2 Disclosure. This Section 10.1 and Section 22.2 do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make any statement contained herein not misleading in light of the circumstances in which it was made.

10.1.3 Compliance with Anti-Terrorism, Embargo, Sanctions and Anti-Money Laundering Laws. Neither Tenant nor any of its Affiliates, including any of its principal officers, are listed on the “Specially Designated and Blocked Person’s List” (“SDN List”). Tenant and its Affiliates are not acting, and will not act, directly or indirectly, for or on behalf of any person, group, entity, or nation named by any Executive Order of the United States Treasury Department as a terrorist, or other banned or blocked person, entity, nation, or transaction pursuant to any federal or state law, order, rule, or regulation, including but not limited to the SDN List. Tenant and its Affiliates are not engaged, and will not engage, in this transaction, directly or indirectly, on behalf of, or instigating or facilitating, and will not instigate or facilitate this transaction, directly or indirectly, on behalf of, any such person, group, entity, or nation. Tenant covenants and agrees to deliver to Landlord any certification or other evidence reasonably requested from time to time by Landlord, confirming Tenant’s compliance with the provisions of this paragraph.

10.1.4 Inapplicability of the Florida Mobile Home Act. The Property, and the use of, and the operations and activities on the Property, are not subject to the Florida Mobile Home Act (Chapter 723 of the Florida Statutes).

10.2 Covenants. Tenant hereby covenants to Landlord that, throughout the Lease Term, Tenant shall comply with the following:

10.2.1 Notice of Material Adverse Change. Within 10 days after Tenant has knowledge of a Material Adverse Change during the Lease Term, Tenant shall give written notice thereof to Landlord. At Landlord’s request, Tenant shall provide Landlord with copies of any material documents pertaining to such Material Adverse Change.

10.2.2 Notice of Litigation. Within 10 days after Tenant has knowledge of any litigation, threatened condemnation, or other proceeding related to or arising out of this Lease or the Premises in which claims are asserted in an amount in excess of $200,000.00, Tenant shall give written notice thereof to Landlord. At Landlord’s request, Tenant shall provide Landlord with copies of any material documents pertaining to such proceeding. If and to the extent Landlord reasonably determines that such proceeding may adversely affect the Premises or this Lease, and Landlord is not named as a defendant party (in which case Section 13.2 would require Tenant to indemnify Landlord), Landlord may, after written notice to Tenant, undertake an investigation or otherwise become involved in the proceeding and Landlord shall pay all of Landlord’s reasonable costs and expenses related thereto.

10.2.3 Assessment of Property Condition. Without Landlord’s prior written consent, during the Lease Term Tenant shall not conduct any environmental site assessments or remediation activities on the Premises (except in an emergency situation where, in Tenant’s reasonable discretion, remediation is necessary for Tenant’s compliance with Section 6.3 or in the event of an immediate threat to health, safety, or welfare). Tenant shall provide to Landlord within 10 Business Days after receipt thereof, copies of all Due Diligence (defined below) performed on the Premises after the Commencement Date. “Due Diligence” means environmental site assessments, environmental remediation reports, and correspondence to or from any environmental regulatory agencies or any other governmental agency relating to zoning and planning.

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10.2.4 Notice of Violations of Laws. Tenant shall give prompt written notice to Lender of the receipt by Tenant of (a) any written notice from any governmental entity alleging a material violation of any Laws applicable to the Premises, and (b) the commencement of any governmental agency proceedings or investigations that relates to compliance with any Laws applicable to the Premises.

10.2.5 Financial Statements. Tenant shall provide Landlord and any Lender, at the times set forth herein (or more often as may be reasonably requested by Landlord), the following information during the Lease Term: (A) within 15 days after the end of each fiscal quarter (including year-end): Tenant and Guarantor prepared fiscal year-to-date financial statements of Tenant and of each Guarantor, prepared in accordance with generally accepted accounting principles (“GAAP”) consistently applied (the “Internal Statements”); (B) within 90 days after the end of each fiscal year of Tenant and each Guarantor: annual financial statements prepared in accordance with GAAP consistently applied and audited by an independent certified public accountant (which firm shall be acceptable to Landlord; provided however, that Landlord hereby approves Crowe Horwath LLP), as may be presented on an individual or consolidated basis (the “Annual Statements”); (C) within 15 days of the filing thereof with the Internal Revenue Service, annual federal tax returns of Tenant; and (D) such additional financial information as Landlord shall reasonably request (including any financial information required by any governmental agency, including the Securities and Exchange Commission). Notwithstanding anything in this Section 10.2.5 to the contrary, so long as Guarantor’s financial statements are provided on a consolidated basis with Tenant, Tenant shall not be obligated to provide separate financial statements for Guarantor.

10.2.6 Florida Mobile Home Act. Tenant shall not undertake or allow any use, operation or activity on or in connection with the Property which would make all or any portion of the Property subject to the Florida Mobile Home Act (Chapter 723 of the Florida Statutes).

ARTICLE XI

INSPECTION

11.1 Inspection. During Tenant’s normal business hours, and upon not less than 24 hours’ prior notice (except in the case of an emergency situation involving actual or imminent (a) material damage to the Premises, or (b) death or significant bodily injury), Tenant shall permit Landlord and its agents and representatives, to enter the Premises, without charge therefor and without diminution of the rent payable by Tenant, in order to examine, inspect, or protect the Premises, or to exhibit the same to prospective purchasers and Lenders (and, during the last 12 months of the Lease Term, to prospective tenants); provided, Landlord and its agents and representatives shall not interfere with or disrupt Tenant’s normal business operations in the Premises in connection with any such entry.

ARTICLE XII

INSURANCE

12.1 Types and Amounts of Insurance Coverage. Throughout the Lease Term, Tenant shall obtain and maintain the following types and amounts of insurance:

(a) Insurance (on an occurrence basis) against all risks of direct physical loss (“Causes of Loss -Special Form”), including loss by fire, lightning, flooding (if the Premises are in a flood zone), earthquakes (if the Premises are in an earthquake zone), and other risks which at the time are included under “extended coverage” endorsements, on ISO form CP1030, or its equivalent, in amounts sufficient to prevent Landlord and Tenant from becoming a coinsurer of any loss, but in any event in amounts not less than 100% of the actual replacement cost of the Improvements, exclusive of foundations and excavations, without any exclusions other than standard printed exclusions and without exclusion for terrorism and with commercially reasonable deductibles;

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(b) Commercial general liability insurance and/or umbrella liability insurance (on an occurrence basis), on ISO form CG 0001 1207, or its equivalent, against claims for bodily injury, death, or property damage occurring on, in, or at the Premises in the minimum amounts of $10,000,000 for any one accident and $5,000,000 for property damage to others or in such greater amounts as are then customary and commercially reasonable for property similar in use to the Premises, with defense to be provided as an additional benefit and not within the limits of liability and with commercially reasonable deductibles;

(c) Rent loss insurance or business interruption insurance in an amount sufficient to cover loss of rents from the Premises pursuant to this Lease for a period of at least 12 months, with endorsements to cover interruption of utilities outside of the Premises;

(d) Worker’s compensation insurance to the extent required by the law of the state in which the Premises are located;

(e) Boiler and machinery insurance in respect of any boilers and similar apparatus located on the Premises in the minimum amount of $500,000 or in such greater amounts as to adequately insure the Premises;

(f) During any period of construction on the Premises, builder’s risk insurance on a completed value, non-reporting basis for the total cost of such alterations or improvements, and workers’ compensation insurance as required by applicable law. This coverage may be provided by Tenant’s property insurance pursuant to this Section 12.1; and

(g) After the first 10 Lease Years of the Lease Term, and after every 10th Lease Year thereafter, Landlord may require Tenant to carry other insurance in such kinds and amounts, and with such deductibles and against such risks, as is commonly required for tenants of properties similar in use to the Premises and located in the market area in which the Premises are located.

12.2 Requirements of Insurance Coverage. All the insurance policies specified above shall meet the following requirements: (a) be issued by a company that is licensed to do business in the jurisdiction in which the Premises are located and that has a rating equal to or exceeding A-:VII from Best’s Insurance Guide; (b) name, Landlord and its Lenders as additional insureds or loss payees (as applicable); (c) be primary over any other valid and collectible insurance and non-contributory; and (d) in the event the policy is cancelled prior to expiration thereof, notice will be delivered to Landlord in accordance with the policy terms.

12.3 Other Provisions. Tenant shall deliver to Landlord, concurrently with Tenant’s execution of this Lease and thereafter within 30 days after written request of Landlord (no more frequently than twice in any 12 month period), certificates evidencing that all such insurance coverages required pursuant to this Article XII are in full force and effect. Neither the issuance of any insurance policy required under this Lease nor the minimum limits specified herein shall be deemed to limit or restrict in any way Tenant’s liability arising under or out of this Lease. Landlord makes no representation that the limits or forms of coverage of insurance specified in this Article XII are adequate to cover Tenant’s property or obligations under this Lease. Tenant shall have the right to maintain the insurance coverages set forth in this Article XII under a blanket insurance policy covering other premises owned or operated by Tenant, provided that such coverage for the Premises shall satisfy the requirements of this Article XII and shall not be diminished for any reason whatsoever (including without limitation a claim made with respect to any other premises) during the Lease Term.

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12.4 Waiver of Subrogation. Notwithstanding any other provision of this Lease, neither Landlord nor Tenant shall be liable to the other or its insurance carriers (by way of subrogation or otherwise) for any loss of, or damage to, any of its property located within, upon, or constituting a part of the Premises, to the extent such loss or damage arises from the perils that could be insured against under the standard ISO Causes of Loss-Special Form Coverage policy, including deductibles (whether or not the party suffering the loss or damage actually carries such insurance, recovers under such insurance, or self-insures the loss or damage). This waiver applies whether or not the loss or damage is due to the negligent acts or omissions of any Landlord Parties or Tenant Parties. Each party shall provide its insurance company(ies) written notice of the terms of the mutual waivers in this paragraph and shall use commercially reasonable efforts to have its insurance policies properly endorsed, if necessary, to provide for such waiver of subrogation and to prevent the invalidation of any coverage by reason of said waivers.

ARTICLE XIII

LIABILITY AND INDEMNIFICATION

13.1 No Liability of Landlord. Landlord, its Affiliates, partners, officers, directors, members, trustees, employees, agents and Lenders (collectively, “Landlord Parties”) shall have no liability for and shall not assume any liability or responsibility with respect to the conduct or operation of the business conducted on the Premises and shall have no liability for any claim of loss of business or interruption of operations, or any consequential damages or indirect losses whatsoever. Any motor vehicles, parts, goods, furnishings, fixtures, property or personal effects placed or stored in or about the Premises shall be at the sole risk of Tenant, and Landlord, its Affiliates, employees and agents shall not be responsible or liable for such property.

13.2 Indemnification of Landlord by Tenant. Tenant shall indemnify, defend upon request and hold Landlord and Landlord Parties harmless from and against all demands, causes of action, judgments, costs, damages (including punitive and consequential damages), claims, liabilities, expenses (including attorneys’ fees, disbursements and actual costs), losses, penalties and court costs brought or claimed against any of them by any third party (whether arising from events prior or subsequent to the Effective Date), directly or indirectly, based on or arising out of, in whole or in part: (a) the use, condition, operation, maintenance, repair, alteration, and occupancy of the Premises or the business conducted therein or therefrom, (b) any act, omission, negligence or willful misconduct of Tenant, its partners, officers, directors, members, trustees, employees, agents or Affiliates (each a “Tenant Party”; collectively, the “Tenant Parties”), (c) contamination of the Premises or the ground waters thereof, any discharge of toxic or hazardous sewage or waste materials from the Premises into any septic facility or sewer system, any Environmental Law or release or existence of Hazardous Materials on the Premises (irrespective of whether there has occurred a violation thereof), including without limitation, any loss of value to the Premises in connection therewith, (d) any breach, violation or nonperformance by Tenant or any person claiming under Tenant or any other Tenant Parties of any of the terms, provisions, representations, warranties, covenants or conditions of this Lease on Tenant’s part to be performed, including without limitation, the failure to comply with Laws, or any obligations required to be performed under any covenants, conditions, easements and agreements affecting the Premises, (e) easements or other agreements entered into by Landlord at the request of Tenant following the Effective Date, and (f) any accident, injury, death or damage to the person, property or business of Tenant or Tenant’s invitees, or any other person that shall happen at, in, upon, or arising out of the Premises, however occurring; provided that Tenant shall not be liable to the extent that any Claims result from the gross negligence, recklessness or willful misconduct of Landlord or any other Landlord Parties. Landlord need not have first paid any such claim to be so indemnified and held harmless by Tenant. Tenant, upon written notice from Landlord, shall defend any claim against Landlord at Tenant’s sole expense, using legal counsel reasonably satisfactory to Landlord and approved by the appropriate insurance carrier, and Landlord shall cooperate with Tenant in such defense. Tenant’s indemnity obligations under this Section 13.2 and elsewhere in this Lease accruing prior to the termination of this Lease shall survive such termination.

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13.3 No Liability Accruing Subsequent to Transfer. No landlord hereunder shall be liable for any obligation or liability based on or arising out of any event or condition occurring during the period that such landlord was not the owner of the Premises. Within five Business Days after request, Tenant shall attorn to any new landlord and execute, acknowledge and deliver any commercially reasonable document submitted to Tenant confirming such attornment.

13.4 Tenant’s Remedies. Tenant shall not have the right to set off, recoup, abate or deduct any amount allegedly owed to Tenant pursuant to any claim against Landlord from any Base Rent or other sum payable to Landlord. Tenant’s sole remedy for recovering upon such claim shall be to institute an independent action against Landlord, which action shall not be consolidated with any action of Landlord.

13.5 Landlord’s Liability Limited to Landlord’s Interest. If Tenant or any Tenant Party is awarded a money judgment against Landlord, then recourse for satisfaction of such judgment shall be limited to execution against Landlord’s estate and interest in the Premises. No other asset of Landlord, any partner, director, member, officer or trustee of Landlord or any other person or entity shall be available to satisfy or be subject to such judgment, nor shall any such individual or other person or entity be held to have personal liability for satisfaction of any claim or judgment against Landlord or any such individual.

ARTICLE XIV

DAMAGE OR DESTRUCTION

14.1 Casualty Damage. If the buildings or other improvements located on the Premises (the “Improvements”) are totally or partially damaged or destroyed, whether due to casualty, Partial Taking (as defined in Article XV below), or otherwise, then promptly after such damage or destruction, Tenant shall, to the extent permitted by Laws, repair, rebuild, or restore the damaged Improvements (the “Restoration”) so as to make the Premises at least equal in value to the Premises existing immediately prior to such damage or destruction. All such repair, rebuilding, or restoration shall be at Tenant’s expense; provided, however, Tenant shall be entitled to receive and use all net proceeds from any fire or other casualty insurance policies or from any award from a Partial Taking (after deduction of any reasonable costs incurred in connection with the collection thereof, including reasonable attorneys’ fees) for purposes of performing the Restoration. Tenant shall deliver the plans and specifications to Landlord for Landlord’s approval (not to be unreasonably withheld, conditioned, or delayed), as well as a schedule setting forth the estimated monthly draws for such work. If Landlord does not object to such plans and specifications within 10 Business Days after Tenant’s delivery thereof, Landlord will be deemed to have approved such plans and specifications. Following Landlord’s approval (or deemed approval) of such plans and specifications, Tenant will begin such Restoration and will prosecute the same to completion with diligence, in accordance with the terms and conditions of Article IX of this Lease. Landlord and its architects and engineers shall have the right, at Tenant’s expense, to inspect the Premises from time to time during any such Restoration; provided, however, Landlord shall not have any liability for any defects in the design or construction of the Restoration, or the compliance of any plans and specifications with Laws. In no event shall any damage or destruction allow Tenant to abate the payment of Base Rent or Additional Rent or terminate this Lease, except as expressly provided in this Article XIV.

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14.2 End of Term Casualty. If, during the final 18 months of the Lease Term, the Improvements shall be destroyed or damaged by fire or other casualty to the extent that the cost of the Restoration would exceed 50% of the then full insurable value of the Improvements, Tenant shall have the option of either (a) repairing, rebuilding, or restoring the Improvements as stated above, or (b) terminating this Lease by giving written notice of the election to Landlord within 90 calendar days after the destruction or damage, which notice shall specify a date, not less than 10 calendar days from the date of delivery of the notice to Landlord, on which Tenant elects to terminate this Lease. If the Lease is terminated, Tenant shall not be required to repair, rebuild, or restore the damaged Improvements, or to pay the cost of repairing, rebuilding, or restoring the damaged Improvements, and all proceeds of insurance paid by reason of the destruction of the Improvements shall be retained by Landlord; provided, Tenant shall be entitled, in this case, to the proceeds of insurance paid by reason of the destruction of Tenant’s trade fixtures and personal property.

ARTICLE XV

CONDEMNATION

15.1 Total Taking. If the entire Premises or occupancy thereof shall be permanently taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose, or sold under threat of such a taking or condemnation (a “Total Taking”), then this Lease shall terminate on the date that title to the Premises vests in such authority, and Base Rent shall be apportioned as of such date. A condemnation shall be deemed to be permanent if lasting for a period in excess of 18 consecutive calendar months.

15.2 Partial Taking.

(a) If less than the entire Premises or occupancy thereof is permanently taken or condemned by any governmental or quasi-governmental authority for any public or quasi-public use or purpose, or sold under threat of such a taking or condemnation (a “Partial Taking”), but such Partial Taking, even after restoration, would result in the Premises being impractical or unsuitable for Tenant’s continued business operations, then Tenant shall have the right to terminate this Lease upon written notice to Landlord within 10 Business Days after Tenant receives notice of such taking (together with a Total Taking, a “Termination Taking”), in which case this Lease shall terminate on the date that title to the Premises vests in such authority, and Base Rent shall be apportioned as of such date.

(b) In the event of a Partial Taking that is not a Termination Taking, (i) this Lease shall remain in full force and effect, and (ii) Tenant shall comply with its restoration obligations in Article XIV of this Lease.

15.3 Temporary Taking. If all or any portion of the Premises is condemned or taken for a period of 18 consecutive calendar months or less, the Lease shall remain in full force and effect and there shall be no abatement of Base Rent or Additional Rent notwithstanding such condemnation. The amount of any award, damages, and other compensation paid on account of a temporary taking (the “Temporary Awards”), net of Landlord’s reasonable expenses in obtaining the same, for such temporary taking allocable to the Lease Term, shall be paid to Tenant.

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15.4 Awards for Total Taking or Partial Taking. In the event of a Total Taking or Partial Taking, other than the Temporary Awards, all awards, damages and other compensation paid on account of such Total Taking or Partial Taking (the “Awards”) shall belong to Landlord, and Tenant assigns to Landlord all rights to such Awards. Tenant shall not make any claim against Landlord or such authority for any portion of such Awards attributable to the loss of Tenant’s leasehold interest or any leasehold improvements, or the value of the unexpired portion of the Lease Term. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the authority for relocation expenses, the value of furnishings, equipment and trade fixtures installed in the Premises at Tenant’s expense, or other business damages to which Tenant may be entitled, provided that such claim shall in no way diminish the Awards payable to or recoverable by Landlord in connection with such taking.

15.5 Partial Taking Base Rent Abatement. In the event of a Partial Taking in excess of 5% of (a) the buildings or portion of the land area of the Premises that is paved or (b) the fair market value of the Premises, this Lease shall remain unaffected by such taking except that, following Landlord’s receipt of the Awards and Tenant’s completion of the restoration in accordance with Article XIV hereof, the then current Base Rent shall be reduced by an amount equal to the amount of the net Awards retained by Landlord divided by 12.50. Until the new Base Rent shall be determined and agreed upon in writing, Tenant shall continue to pay Base Rent in accordance with the original terms of this Lease and upon such determination an appropriate adjustment shall be made and Tenant shall receive credit for any overpayment.

ARTICLE XVI

DEFAULT

16.1 Events of Default. Each of the following shall constitute an “Event of Default”: (a) Tenant’s failure to make when due any payment of the Base Rent, Additional Rent or other sum, which failure continues for 10 Business Days after written notice from Landlord to Tenant; (b) Tenant’s failure to perform or observe any non-monetary covenant or condition of this Lease not otherwise specifically described in this Section 16.1, which failure continues for 30 days after written notice from Landlord to Tenant, or such longer period as may be reasonably required to cure such failure not to exceed 90 days after written notice of such failure from Landlord, so long as Tenant commences such cure within the initial 30 calendar day period and diligently prosecutes such cure to completion within 90 days; provided however, if within such 90 day period Tenant is unable to completely cure the default, Tenant may continue its efforts to cure the condition up to one year, so long as (I) within the initial 90 day cure period Tenant provides Landlord with documentation that reasonably establishes that the cure cannot effectively be completed within the 90 day period, and (II) thereafter, within five (5) Business Days from receipt of a written request of Landlord made no more than once every thirty (30) days, Tenant shall provide Landlord with progress reports, updates on the cure effort and an updated schedule for completing the cure that reasonably establishes that Tenant is diligently prosecuting the cure to completion as soon as reasonably possible but in any event within the aforesaid one year time period; (c) Tenant’s (i) making a general assignment for the benefit of creditors, (ii) commencing any case, proceeding, or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts, or seeking appointment of a receiver, trustee, or custodian for it or for all or any substantial part of its property (collectively, a “proceeding for relief”), (iii) becoming the subject of any proceeding for relief that is not dismissed within 60 days of its filing or entry, (iv) being dissolved or otherwise failing to maintain its legal existence, (v) property being the subject of a filing of a petition for the appointment of a receiver or custodian, or (vi) property is subjected to the appointment of a receiver or custodian, (d) any Environmental Default as specified in Section 6.3(b); provided, however, it will not be considered an Event of Default if the Environmental Default does not pose an immediate threat to public health safety or welfare in Landlord’s sole but reasonable determination, and if: (i) Tenant cures such Environmental Default within 90 days of written notice from Landlord, or (ii) if such cure cannot be reasonably completed within such 90 day period, (1) within such 90 day period, Tenant provides Landlord with a defined course of action approved by a qualified environmental consultant approved by Landlord in accordance with any applicable state or federal requirements and satisfactory to Landlord in Landlord’s reasonable determination (“Environmental Remediation Plan”), (2) within such 90 day period, Tenant delivers to Landlord the Environmental Security described in Section 6.3(b), and (3) Tenant diligently and actively pursues and completes the cure specified in the Environmental Remediation Plan no later than 24 months from the date of the Environmental Default; (e) any failure to maintain the insurance required pursuant to Article XII above; (f) any express representation or warranty made by Tenant in this Lease is incorrect in any material respect when made, (g) Tenant’s abandonment of or failure to occupy continuously the Premises in violation of Section 6.2(b); (h) Tenant’s failure to provide the Internal Financial Statements or the Audited Financial Statements as specified in Section 10.2.5 which failure continues for 15 days after written notice from Landlord to Tenant; or (i) any default by any Guarantor under the Guaranty.

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16.2 Landlord’s Remedies. Following an Event of Default, the provisions of this Section 16.2 shall apply. Landlord shall have the right, at its sole option, to terminate this Lease. In addition, with or without terminating this Lease, Landlord may terminate Tenant’s right of possession, and re-enter and take possession of, the Premises. If necessary, Landlord may proceed to recover possession of the Premises under applicable Laws, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease and/or elects to terminate Tenant’s right of possession, everything contained in this Lease on the part of Landlord to be done and performed shall cease without prejudice, however, to Tenant’s liability for all Base Rent, Additional Rent and other sums specified herein. Whether or not this Lease or Tenant’s right of possession is terminated or any suit is instituted, Tenant shall be liable for any Base Rent, Additional Rent, damages, or other sums that may accrue or be due prior to such default, and for all reasonable costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and costs, brokerage fees, and expenses incurred in enforcing any of Tenant’s obligations under the Lease or in placing the Premises in the same or better condition as exists on the Effective Date and free of debris, subject to normal wear and tear and in rentable condition, advertising expenses, and any concessions or allowances granted by Landlord) incurred by Landlord in pursuit of its remedies hereunder and/or in recovering possession of the Premises and renting the Premises to others from time to time plus other actual damages suffered or incurred by Landlord on account of Tenant’s default (including, but not limited to, late fees or other charges incurred by Landlord under any Mortgage). Tenant also shall be liable for additional damages which at Landlord’s election shall be either one or a combination of the following to the extent permitted under applicable law: (a) an amount equal to the Base Rent and Additional Rent due or which would have become due from the date of Tenant’s default through the remainder of the Lease Term, less the amount of rental, if any, that Landlord receives during such period from others to whom the Premises may be rented (other than any Additional Rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), which amount shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following Tenant’s default and continuing until the date on which the Lease Term would have expired but for Tenant’s default, it being understood that separate suits may be brought from time to time to collect any such damages for any month(s) (and any such separate suit shall not in any manner prejudice the right of Landlord to collect any damages for any subsequent month(s)), or Landlord may defer initiating any such suit until after the expiration of the Lease Term (in which event such deferral shall not be construed as a waiver of Landlord’s rights as set forth herein and Landlord’s cause of action shall be deemed not to have accrued until the expiration of the Lease Term), and if Landlord elects to bring suits from time to time prior to reletting the Premises, Landlord shall be entitled to its full damages through the date of the award of damages without regard to any Base Rent, Additional Rent, or other sums that are or may be projected to be received by Landlord upon reletting of the Premises; or (b) an amount equal to the present value of the sum of (i) the amount, if any, by which (A) all Base Rent, Additional Rent, and other sums due or which would be due and payable under this Lease as of the date of Tenant’s default through the end of the scheduled Lease Term; exceeds (B) the fair market rental value of the Premises over the same period, plus (ii) all expenses (including broker and attorneys’ fees) and value of all vacancy periods projected by Landlord to be incurred in connection with the reletting of the Premises. The present value shall be calculated using a discount factor equal to the yield of the United States Treasury Note or Bill, as appropriate, having a maturity period approximately commensurate to the remainder of the Lease Term, and such resulting amount shall be payable to Landlord in a lump sum on demand, it being understood that upon payment of such liquidated and agreed final damages, Tenant shall be released from further liability for payment of Base Rent under this Lease with respect to the period after the date of such payment. Landlord may bring suit to collect any such damages at any time after an Event of Default shall have occurred. In the event Landlord relets the Premises for a term extending beyond the scheduled expiration of the Lease Term, it is understood that Tenant will not be entitled to apply any base rent, additional rent or other sums generated or projected to be generated in the period extending beyond the scheduled expiration of the Lease Term (collectively, the “Extra Rent”) against Landlord’s damages. Similarly in proving the amount that would be received by Landlord upon a reletting of the Premises as set forth in clause (b)(ii) above, Tenant shall not take into account the Extra Rent. The provisions contained in this Section shall be in addition to, and shall not prevent the enforcement of, any claim Landlord may have against Tenant for anticipatory breach of this Lease. Nothing herein shall be construed to affect or prejudice Landlord’s right to prove, and claim in full, unpaid Base Rent and Additional Rent accrued prior to termination of this Lease. If Landlord is entitled, or Tenant is required, pursuant to any provision hereof to take any action upon the termination of the Lease Term, then Landlord shall be entitled, and Tenant shall be required, to take such action also upon the termination of Tenant’s right of possession. Notwithstanding anything to the contrary contained in this Section 16.2, Landlord agrees to use reasonable efforts to mitigate Tenant’s damages to the extent required by law; provided, however, that Tenant agrees that Landlord’s reasonable efforts either to (I) relet the Premises, or (II) to market for sale the Premises on terms acceptable to Landlord subject to this Lease shall be deemed to constitute reasonable efforts on the part of Landlord to mitigate Tenant’s damages.

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16.3 Tenant Waiver. In the event Tenant’s right to possession of the Premises is terminated pursuant to Section 16.2 above as a result of an Event of Default, Tenant hereby expressly waives, for itself and all persons claiming by, through or under Tenant, any right of redemption, re-entry, or restoration of the operation of this Lease under any present or future Law, including without limitation any such right that Tenant would otherwise have in case Tenant shall be dispossessed for any cause, or in case Landlord shall obtain possession of the Premises as herein provided.

16.4 Landlord’s Rights Cumulative. All rights and remedies of Landlord set forth in this Lease are cumulative and in addition to all other rights and remedies available to Landlord at law or in equity, including those available as a result of any anticipatory breach of this Lease. The exercise by Landlord of any such right or remedy shall not prevent the concurrent or subsequent exercise of any other right or remedy. No delay or failure by Landlord to exercise or enforce any of Landlord’s rights or remedies or Tenant’s obligations shall constitute a waiver of any such rights, remedies or obligations. Landlord shall not be deemed to have waived any default by Tenant unless such waiver expressly is set forth in a written instrument signed by Landlord. If Landlord waives in writing any default by Tenant, such waiver shall not be construed as a waiver of any covenant, condition, or agreement set forth in this Lease except as to the specific circumstances described in such written waiver.

16.5 Accord and Satisfaction. If Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, then the same shall not constitute a waiver of the same or of any other covenant, condition or agreement set forth herein, nor of any of Landlord’s rights hereunder. Neither the payment by Tenant of a lesser amount than the monthly installment of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction. Landlord may accept the same without prejudice to Landlord’s right to recover the balance of such rent or other sums or to pursue any other remedy. Notwithstanding any request or designation by Tenant, Landlord may apply any payment received from Tenant to any payment then due. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

16.6 Default Rate. If Tenant fails to make any payment to any third party or to do any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. The taking of such action by Landlord shall not be considered a cure of such default by Tenant or prevent Landlord from pursuing any remedy it is otherwise entitled to in connection with such default. If Landlord elects to make such payment or do such act, then all expenses incurred by Landlord, plus interest thereon at a rate (the “Default Rate”) equal to the lesser of (a) the greater of (i) 12% per annum or (ii) the rate per annum that is five whole percentage points higher than the prime rate published in the Money Rates section of the Wall Street Journal, or (b) the highest lawful rate per annum, from the date incurred by Landlord to the date of payment thereof by Tenant, shall constitute Additional Rent due hereunder.

ARTICLE XVII

SUBORDINATION AND ATTORNMENT

17.1 Subordination and Attornment.

(a) Subject to and expressly conditioned on the applicable Lender’s execution and delivery to Tenant of a subordination, non-disturbance, and attornment agreement in substantially the form attached hereto as Schedule 17.1, or in such other form as may be reasonably acceptable to Tenant (“SNDA”): (i) this Lease is subject and subordinate to the lien of any mortgage, deed of trust, ground lease, or other security instrument that may now or hereafter encumber the Premises (each, a “Mortgage”), and to all funds and indebtedness intended to be secured thereby, as such Mortgage may be renewed, extended, modified, or refinanced, and (ii) in the event the Premises or Landlord’s interest therein is transferred by foreclosure, or by deed in lieu of foreclosure, of any Mortgage, Tenant shall attorn to such transferee. Notwithstanding the foregoing, any holder of a Mortgage to which this Lease is subordinate (a “Lender”) may elect to declare this Lease to be superior to the lien of such Mortgage. Tenant agrees to execute and return the SNDA within 5 Business Days of presentment of same by Landlord or Lender, and within 5 Business Days of Landlord’s receipt of the executed SNDA from Lender, Landlord shall deliver to Tenant the SNDA executed by Landlord and Lender. Tenant hereby irrevocably and unconditionally appoints Landlord as Tenant’s true and lawful attorney-in-fact, to execute the SNDA in Tenant’s name, place, and stead if Tenant fails to do so within the above-referenced 5 Business Day period, which failure is not cured within 5 Business Days after notice from Landlord to Tenant. This power of attorney is coupled with an interest and is irrevocable prior to the full performance of Tenant’s obligations hereunder.

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(b) Tenant waives the provisions of any statute or rule of law now or hereafter in effect which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and Tenant’s obligations hereunder in the event any foreclosure proceeding is prosecuted or completed or in the event the Premises or Landlord’s interest therein is transferred by foreclosure, by deed in lieu of foreclosure or otherwise. Within five (5) days of a written request of such transferee, Tenant shall attorn to such transferee and shall recognize such transferee as the landlord under this Lease. Tenant agrees that upon any such attornment, such transferee shall not be (i) bound by any payment of the Base Rent or Additional Rent more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease, but only to the extent such prepayments have been delivered to such transferee, (ii) bound by any amendment of this Lease made without the written consent of any Lender existing as of the date of such amendment, other than any amendments memorializing Tenant’s unilateral exercise of any of its express rights in the Lease (including, without limitation, any renewal options), (iii) liable for damages for any breach, act or omission of any prior landlord, or (iv) subject to any offsets or defenses which Tenant might have against any prior landlord; provided, however, that after succeeding to Landlord’s interest under this Lease, such transferee shall agree to perform in accordance with the terms of this Lease all obligations of Landlord arising after the date of transfer.

(c) Notwithstanding anything to the contrary contained in this Section 17.1, in the event of any conflict between the terms of any SNDA entered into in accordance with Section 17.1(a) above and the terms of Section 17.1(b) above, the terms of the SNDA shall control.

17.2 Lender Required Modifications. If any prospective or current Lender requires that modifications to this Lease be obtained, and provided that such modifications (a) are reasonable, (b) do not adversely affect in a material manner Tenant’s use of the Premises as herein permitted or Tenant’s rights under this Lease, and (c) do not increase the Base Rent and other sums to be paid by Tenant or materially increase Tenant’s obligations under this Lease, then Landlord may submit to Tenant an amendment to this Lease incorporating such required modifications, and Tenant shall execute, acknowledge and deliver such amendment (with such commercially reasonable modifications as may be reasonably requested by Tenant) to Landlord within five Business Days after Tenant’s receipt thereof.

17.3 Lender Cure Rights. If (a) the Premises are at any time subject to a Mortgage, (b) this Lease and rent payable hereunder is assigned to the Lender, and (c) Tenant is given notice of such assignment, including the name and address of the assignee, then, in that event, Tenant shall not terminate this Lease or make any abatement in the rent payable hereunder for any default on the part of the Landlord without first giving notice, in the manner provided elsewhere in this Lease for the giving of notices, to the Lender, specifying the default in reasonable detail, and affording such Lender a reasonable opportunity to make performance, at its election, for and on behalf of the Landlord, except that (i) such Lender shall have at least 30 days to cure the default; (ii) if such default cannot be cured with reasonable diligence and continuity within 30 days, such Lender shall have any additional time as may be reasonably necessary to cure the default with reasonable diligence and continuity; and (iii) if the default cannot reasonably be cured without such Lender having obtained possession of the Premises, such Lender shall have such additional time as may be reasonably necessary under the circumstances to obtain possession of the Premises and thereafter to cure the default with reasonable diligence and continuity. If more than one such Lender makes a written request to Landlord to cure the default, the Lender making the request whose lien is the most senior shall have such cure right as described herein. Notwithstanding anything to the contrary contained in this Section 17.4, in the event of any conflict between the terms of an SNDA entered into in accordance with Section 17.1 above and the terms of this Section 17.4, the terms of the SNDA shall control.

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ARTICLE XVIII

END OF LEASE TERM; HOLDING OVER

18.1 Condition of Premises. At the expiration or earlier termination of this Lease or Tenant’s right of possession, Tenant shall: (a) surrender possession of the Premises in good repair and free of debris, and in compliance with Tenant’s maintenance and repair obligations under this Lease, subject to normal wear and tear, (b) ensure that all signs, furnishings, furniture, and personal property owned by Tenant or a third party have been removed from the Premises, (c) ensure that any damage caused by such removal has been repaired in a good and workmanlike manner, and (d) deliver to Landlord all keys and security cards to the Premises and the improvements thereon, whether such keys were furnished by Landlord or otherwise procured by Tenant, and shall inform Landlord of the combination of each lock, safe, and vault, if any, in the Premises.

18.2 Abandoned Property. If Tenant shall fail to remove any items from the Premises as specified above, then Landlord may retain the same or remove them at Tenant’s expense, and Tenant shall reimburse Landlord’s reasonable expenses therefore upon demand. All property removed from the Premises by Landlord may be handled, discarded or stored by Landlord at Tenant’s expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping for such property. All such property shall at Landlord’s option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord.

18.3 Holdover. If Tenant (or anyone claiming through Tenant) remains in possession of the Premises or any portion thereof after the expiration or earlier termination of the Lease Term, Tenant shall be deemed to be a tenancy-at-sufferance, without claim of right, and the Base Rent payable by Tenant hereunder shall be increased to 150% of the Base Rent amount in effect at the time of expiration or earlier termination. Except as expressly provided in this Section 18.3, in no event shall any holdover be deemed a permitted extension or renewal of the Lease Term, and nothing contained herein shall be construed to constitute Landlord’s consent to any holdover or to give Tenant any right with respect thereto. The increased Base Rent payable by Tenant pursuant to this paragraph and Landlord’s right to seek recovery of immediate possession of the Premises shall not preclude or limit Landlord’s right to pursue Tenant to recover consequential or indirect damages that may be incurred by Landlord as a result of Tenant’s remaining in possession of the Premises beyond the Lease Term. Notwithstanding anything in this Section 18.3 above or elsewhere in this Lease to the contrary, Tenant shall have a one-time right, upon at least 12 months’ prior written notice to Landlord, to extend the Expiration Date for the fixed period not to exceed three months specified in Tenant’s written notice to extend (the “Short Term Holdover Period”), on the terms and conditions of the Lease, except that Base Rent shall be paid at 110% of the monthly Base Rent in effect immediately prior to the Short Term Holdover Period.

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ARTICLE XIX

QUIET ENJOYMENT

19.1 Quiet Enjoyment. Landlord covenants that, so long as no Event of Default exists, then Tenant shall during the Lease Term peaceably and quietly occupy and enjoy the full possession of the Premises without hindrance by Landlord or any party claiming through or under Landlord, on and subject to the terms and conditions of this Lease.

ARTICLE XX

OPTIONS TO EXTEND LEASE TERM

20.1 Options to Extend Lease Term. So long as no Event of Default exists at the time Tenant delivers the applicable Extension Notice (as defined below), Landlord hereby grants to Tenant the right, exercisable at Tenant’s option, to renew the term of this Lease for three successive terms of 10 years each (each, a “Extension Term”; collectively, the “Extension Terms”). Tenant shall exercise its right of renewal with respect to an Extension Term by giving Landlord written notice (an “Extension Notice”) at least 12 months prior to the commencement date of the Extension Term; provided, however, if Tenant fails to timely provide an exercise notice with respect to an Extension Term, Tenant shall not forfeit or be deemed to have waived its right to exercise such Extension Period unless and until Tenant has received written notice of Tenant’s failure to exercise the Extension Period during the initial notice period and thereafter failed, within 10 days after receipt of such notice, to exercise such Extension Period in writing. All terms and conditions of this Lease, including, without limitation, all provisions governing the payment of Base Rent and Additional Rent, shall remain in full force and effect during any exercised Extension Term(s). If there exists an Event of Default under this Lease on the date Tenant sends a Renewal Notice or any time thereafter until the proposed Renewal Term commences, at Landlord’s election, such Renewal Term shall not commence. If Tenant’s right of renewal with respect to a Renewal Term lapses for any reason (including without limitation, Tenant’s failure to timely provide a renewal notice), then Tenant’s right of renewal with respect to any subsequent Renewal Term shall automatically lapse and be of no further force or effect.

ARTICLE XXI

RIGHT OF FIRST OFFER

21.1 Right of First Offer. Provided that no Event of Default then exists, before Landlord may sell or transfer the Premises or any portion thereof (the “Sale Property”) to any third party (including, without limitation, by way of a sale or transfer of partnership, stock, membership, or other equity interests in the entity that constitutes Landlord, in lieu of a transfer of the Sale Property itself), Landlord must first offer to sell or transfer the Sale Property to Tenant by giving written notice (“Landlord’s Offer”) of the terms and conditions on which Landlord is willing to sell the Sale Property; provided, however, that Tenant shall not have any rights under this Article XXI with respect to any transfer of the Sale Property by Landlord to (a) an Affiliate of Landlord, or (b) a Lender or a designee of a Lender in a foreclosure (or to any other third party in a foreclosure sale or auction), by a deed in lieu of foreclosure, or similar transaction (provided, however, that upon the closing of any such transfer or sale, the assignee of Landlord’s interest in this Lease or purchaser of the Premises shall be bound by the provisions of this Article XXI as Landlord’s successor). Notwithstanding the preceding sentence, this Article XXI shall not be construed as a prohibition against or limitation on Landlord’s right to make a collateral or actual assignment of the rents in connection with any financing or refinancing arrangement it might enter into with respect to the Premises. Tenant will have 30 days after the date of receipt of Landlord’s Offer (the “Offer Period”) within which to notify Landlord in writing that Tenant accepts Landlord’s Offer. If Tenant accepts Landlord’s Offer, then for a period of 15 days thereafter, Landlord and Tenant will exclusively negotiate a proposed purchase and sale agreement with one another consistent with the terms and conditions contained in Landlord’s Offer and this Article XXI. In the event that Tenant exercises said right to purchase the Sale Property, Tenant shall be required to close its acquisition of the Property not later than 60 days following the end of the Offer Period. If Tenant does not accept Landlord’s Offer in writing prior to expiration of the Offer Period, Landlord may sell or transfer the Sale Property to a third party at a purchase price no less than 95% of the purchase price contained in Landlord’s Offer and on terms substantially similar to the other terms and conditions stated in Landlord’s Offer, at any time within 270 days from the date Landlord receives written notice from Tenant rejecting Landlord’s Offer or the expiration of the Offer Period, as applicable, and upon the closing of such sale, the purchaser of the Sale Property shall be bound by the provisions of this Article XXI as Landlord’s successor. If Landlord consummates the sale or transfer within such 270 day period or if, at the end of such 270 day period no sale or transfer has been consummated, the provisions of this Article XXI will apply to any subsequent proposed sale or transfer of any Sale Property by Landlord. If during such 270 day period, Landlord makes or receives an acceptable offer to or from a prospective purchaser that includes a Purchase Price that is less than 95% of the Purchase Price contained in Landlord’s Offer or that modifies any of the other material terms and conditions stated in Landlord’s Offer, Landlord shall deliver an updated Landlord’s Offer to Tenant containing such lower purchase price or modified terms and conditions, as applicable, which updated Landlord’s Offer shall be subject to the same procedures that governed the original Landlord’s Offer, as set forth above in this Article XXI. Tenant’s right of first offer as set forth in this Article XXI shall automatically terminate and become null and void upon the earlier to occur of (a) termination of this Lease, or (b) the termination of Tenant’s right to possession of the Sale Property. Notwithstanding anything set forth herein to the contrary, the right of first opportunity set forth in this Article XXI shall not apply to (and Tenant shall not have any right to exercise the same in connection with) any sale by Landlord of the Sale Property in a transaction where the Sale Property is part of a portfolio of properties being sold by Landlord or its affiliates, if the allocated value of the Sale Property is less than 20% of the aggregate sale price of such portfolio.

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21.2 Procedure Upon Purchase.

(a) If Tenant shall purchase the Sale Property pursuant to Section 21.1, Landlord shall convey or cause to be conveyed title thereto on as “as is” “where is” basis by special warranty deed (or its jurisdictional equivalent), free of any mortgage imposed by Landlord or any predecessor and subject only to this Lease, the lien of any taxes, exceptions subject to which the Sale Property was conveyed to Lessor, exceptions created or consented to or existing by reason of any action or inaction by Tenant and all Laws.

(b) Upon the date fixed for any purchase of the Sale Property pursuant to Section 21.1, Tenant shall pay to Landlord the purchase price therefor specified herein in immediately available funds, together with all Rent and other sums then due and payable hereunder to Landlord to and including such date of purchase, and there shall be delivered to Tenant a deed or other conveyance of the interests in the Sale Property then being sold to Tenant and any other instruments reasonably necessary to evidence the conveyance of title thereto. Tenant acknowledges and understands that any conveyance of the Sale Property by Landlord to Tenant shall be made on an “As-Is,” “Where-Is” and “With All Faults” basis, and without any representations or warranties, express, implied or statutory as to the Sale Property’s habitability, suitability, marketability, value, fitness for any particular use or purpose, the absence or presence of any latent or patent defects at or within the Sale Property, or the compliance of the Sale Property with any Laws.

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(c) There shall be no adjustments or prorations at the closing of a purchase pursuant to Section 21.2; and each party shall pay the costs, expenses and charges as set forth in Landlord’s Offer, or if not addressed therein, then as customarily allocated to a seller or buyer (as the case may be) in the state in which the Sale Property is located. Upon the completion of any purchase of the Sale Property but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of Landlord), this Lease shall terminate, except with respect to obligations and liabilities of Tenant hereunder, actual or contingent, which have arisen on or prior to such completion of purchase or which specifically survive the expiration or earlier termination of this Lease.

ARTICLE XXII

GENERAL PROVISIONS

22.1 Relationship Between Landlord and Tenant. Nothing contained in this Lease shall be construed as creating any relationship between Landlord and Tenant other than that of landlord and tenant. The business relationship created by this Lease and any related documents is solely that of a long term commercial lease between Landlord and Tenant, and neither this Lease nor any of the agreements contained in this Lease shall be deemed or construed to create a partnership or joint venture between Landlord and Tenant.

22.2 Brokers. Each of Landlord and Tenant represents to the other that it has not employed or dealt with any third party broker, agent, or finder in connection with this Lease, other than Cushman & Wakefield of Florida, Inc./DTZ (the “Broker”). Landlord shall indemnify and hold harmless Tenant from and against any claim for brokerage or other commissions asserted by any broker, agent, or finder employed by Landlord or with whom Landlord has dealt (other than the Broker). Tenant shall indemnify and hold harmless Landlord from and against any claim for brokerage or other commissions asserted by any broker, agent, or finder employed by Tenant or with whom Tenant has dealt (other than the Broker). The Broker’s commissions shall be paid by Tenant pursuant to a separate commission agreement.

22.3 Estoppel. Upon not less than 15 Business Days’ prior written notice, Landlord or Tenant (the “Certifying Party”), as applicable, shall execute and deliver to the other party (the “Requesting Party”) a written statement in substantially the form attached hereto as Schedule 22.3 (the “Estoppel Certificate”). The Certifying Party acknowledges that a purchaser, investor, or lender of the Requesting Party may rely upon the truth of the matters set forth in such Estoppel Certificate; provided, however, in the event any statement or certification by the Certifying Party in an Estoppel Certificate proves inaccurate, the Certifying Party shall be estopped from taking a position contrary to the inaccurate statement or certification but shall not be subject to any damages or liability for such inaccuracy, except in the event of fraud or intentional misrepresentation by the Certifying Party. In the event of any conflict or discrepancy between any statement or certification in an Estoppel Certificate and any provision of this Lease, the Lease provision shall control.

22.4 Notices. All notices or other communications required under this Lease shall be in writing and shall be deemed duly given and received when delivered in person (with receipt therefor), on the next Business Day after deposit with a recognized overnight delivery service if sent by overnight delivery, or on the fifth calendar day after being sent by certified or registered mail, return receipt requested, postage prepaid, to the applicable notice address(es) specified in Article I. Either party may change its address for the giving of notices by notice given in accordance with this Section 22.4.

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22.5 Validity. Each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, then such provision shall be deemed to be replaced by the valid and enforceable provision most substantively similar to such invalid or unenforceable provision, and the remainder of this Lease and the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable shall not be affected thereby.

22.6 Successors and Assigns. The provisions of this Lease shall be binding upon and inure to the benefit of the parties and each of their respective representatives, successors, and assigns.

22.7 Entire Agreement; Amendments. This Lease contains and embodies the entire agreement of Landlord and Tenant with regard to the subject matter covered in this Lease, and this Lease and supersedes all prior agreements, negotiations, letters of intent, proposals, representations, warranties, understandings, and discussions, whether written or oral, between Landlord and Tenant with respect to such subject matter. Any representation, inducement, warranty, understanding, or agreement that is not expressly set forth in this Lease shall be of no force or effect. This Lease may be modified or changed only by an instrument signed by both parties. This Lease includes and incorporates all Exhibits and Schedules attached hereto.

22.8 Governing Law; Interpretation. This Lease shall be governed by the Laws of the state in which the Premises are located (excluding any principles of conflicts of laws). There shall be no presumption that this Lease be construed more strictly against the party who itself or through its agent prepared it, it being agreed that all parties hereto have participated in the preparation of this Lease and that each party had the opportunity to consult legal counsel before the execution of this Lease.

22.9 Headings. Headings are used for convenience and shall not be considered when construing this Lease.

22.10 Execution and Delivery. This Lease shall become effective and binding only upon execution and delivery by both Landlord and Tenant.

22.11 Time of Essence. Time is of the essence with respect to each of Landlord’s and Tenant’s obligations in this Lease of which time is a factor.

22.12 Counterparts; Electronic Signatures. This Lease may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same document. The parties may deliver executed signature pages to this Lease by facsimile or PDF transmission to the other party, which facsimile or PDF copy shall be deemed to be an original executed signature page.

22.13 Waiver of Jury Trial. EACH OF LANDLORD AND TENANT KNOWINGLY AND VOLUNTARILY WAIVES (A) TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM, OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE OR OCCUPANCY OF THE PREMISES, (B) ANY OBJECTION TO THE VENUE OF ANY ACTION FILED IN ANY COURT SITUATED IN THE JURISDICTION IN WHICH THE PREMISES ARE LOCATED, AND (C) ANY RIGHT, CLAIM, OR POWER, UNDER THE DOCTRINE OF FORUM NON CONVENIENS OR OTHERWISE, TO TRANSFER ANY SUCH ACTION TO ANY OTHER COURT.

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22.14 Landlord Cooperation. Landlord shall cooperate and join in any documents, applications, or procedures when Landlord’s joinder is required as a procedural matter, provided that Tenant shall reimburse Landlord for all reasonable costs and expenses of Landlord in connection with such cooperation and joinder.

22.15 Attorneys’ Fees. If either party commences or engages in any legal action or proceeding against the other party arising out of or in connection with this Lease or the Premises [including, without limitation, (a) the enforcement or interpretation of either party’s rights or obligations under this Lease (whether in contract, tort, or both), or (b) the declaration of any rights or obligations under this Lease], the prevailing party in such action or proceeding shall be entitled to recover from the non-prevailing party reasonable attorneys’ and paralegals’ fees and court costs (including those incurred at trial or in connection with any arbitration, bankruptcy, or appellate proceedings).

22.16 Radon Gas Disclosure. Pursuant to Section 404.056(7), Florida Statutes, the following notification is provided: “Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.”

22.17 Business Days. If the date upon which any obligation or payment is due occurs on a day that is not a Business Day, then such time period shall automatically be extended to the next Business Day. A “Business Day” means Monday through Friday, excepting Federal holidays.

22.18 Memorandum of Lease. Concurrently with the execution and delivery of this Lease, Landlord and Tenant shall execute a memorandum of lease in the form attached hereto as Schedule 22.18. Tenant is authorized to record, at Tenant’s sole expense, the memorandum of lease in the public records of the county in which the Premises are located.

22.19 Landlord Lien Subordination. Landlord hereby subordinates any right that Landlord now possesses or may by virtue of law hereafter acquire, to seize, hold, distrain, levy on, take possession of, sell or otherwise interfere with any and all chattels, new or used, that are owned, or may hereafter be acquired by Tenant by Landlord lien or otherwise. Without limiting the self-executing nature of the immediately preceding sentence, Landlord shall, within ten

(10) Business Days after written notice from Tenant, execute and deliver to Tenant an agreement substantially in the form attached hereto as Schedule 22.19, or in such other form as may be requested by Tenant’s lender and acceptable to Landlord (and with such commercially reasonable modifications as may be requested by Landlord).

22.20 Authority. Each of Landlord and Tenant represents that (a) the person executing and delivering this Lease on its behalf is duly authorized to do so; (b) it was duly organized and is in good standing in the state of its organization; (c) it is qualified to do business in the jurisdiction in which the Premises are located; and (d) it has the power and authority to enter into this Lease.

22.21 Direct Action by Landlord. In the event that Tenant fails to maintain or repair the Premises or any portion thereof as required under this Lease, which failure is not cured within a reasonable time, but in any event within the cure period allowed Tenant pursuant to Section 16.1, Landlord shall have the right, but not the obligation, to perform Tenant’s obligations hereunder and to charge Tenant as Additional Rent for all reasonable costs and expenses incurred in connection therewith.

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ARTICLE XXIII

REIT STATUS

23.1 REIT Status. Tenant acknowledges that Landlord is indirectly owned in part by an affiliated entity (the “REIT Company”) that elects to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Tenant shall not knowingly take or omit to take any action, or knowingly permit any status to exist at the Premises, which would materially adversely affect the REIT Company’s status as a REIT; provided however, Tenant shall not be deemed to be in violation of this sentence with respect to any actions taken by Tenant in good faith and consistent with the other terms and conditions of this Lease. Tenant hereby agrees to modifications of this Lease that do not materially adversely affect Tenant’s rights, obligations or liabilities hereunder if such modifications are required to retain or clarify the REIT Company’s status as a REIT.

[Signature page(s) follow]

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SIGNATURE PAGE TO LEASE AGREEMENT

Landlord and Tenant have executed this Lease to be effective as of the Effective Date.

Witnesses:

Name: Timothy Penk
(Print or Type Name)

Name: Jennifer McAllister
(Print or Type Name)

LANDLORD:

CAR MTI-4 L.P., a Delaware limited partnership

By: ______________________
Name: Christopher J. Sokira
Title: Senior Vice President

[Signature Page to Lease Agreement]

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TENANT:

LDRV HOLDINGS CORP.,
a Delaware corporation

By: [signature]
Name: Linda Stephens
Title: Secretary / Authorized Officer

[signature]
Name: Morris C. Massey
(Print or Type Name)

[signature]
Name: Michele W. Smith
(Print or Type Name)

[Signature Page to Lease Agreement]

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NAI-1500624010v13

32

EXHIBIT A

LEGAL DESCRIPTION OF PREMISES

The land referred to herein below is situated in the County of Hillsborough, State of Florida, and is described as follows:

PARCEL 1: A PORTION OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, AND A PORTION OF THE SOUTHEAST 1/4 OF THE NORTHWEST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, BEING FURTHER DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHEAST CORNER OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, AND RUN ALONG THE NORTH BOUNDARY OF THE NORTHEAST 1/4 OF SECTION 33, NORTH 89°55’05” WEST, 662.41 FEET; THENCE SOUTH 0°17’21” EAST, 33.00 FEET TO THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING THE FOLLOWING FORTY-FIVE (45) COURSES: 1) SOUTH 00°17’21” EAST, 274.28 FEET; 2) SOUTH 89°55’07” EAST, 608.08 FEET; 3) SOUTH 00°08’04” EAST, 50.00 FEET; 4) NORTH 89°55’07” WEST, 607.94 FEET; 5) SOUTH 00°17’21” EAST, 209.67 FEET; 6) SOUTH 51°42’23” EAST, 579.58 FEET; 7) SOUTH 41°37’52” WEST, 526.94 FEET; 8) NORTH 89°59’17” EAST, 66.99 FEET; 9) SOUTH 41°38’05” WEST, 390.19 FEET TO A POINT OF CURVE; 10) ALONG THE ARC OF A CURVE TO THE RIGHT CONCAVE TO THE NORTHWEST RADIUS 380.00 FEET, DELTA 002°34’59”, ARC 17.13 FEET, CHORD BEARING SOUTH 42°55’35” WEST, 17.13 FEET; 11) LEAVING SAID CURVE SOUTH 77°50’15” WEST, 424.19 FEET; 12) SOUTH 72°07’36” WEST, 100.85 FEET; 13) SOUTH 69°18’22” WEST, 101.12 FEET; 14) SOUTH 77°50’14” WEST, 200.00 FEET; 15) NORTH 86°38’04” WEST, 207.12 FEET; 16) SOUTH 77°50’14” WEST, 349.95 FEET; 17) SOUTH 63°48’07” WEST, 103.09 FEET; 18) SOUTH 77°50’14” WEST, 250.03 FEET; 19) SOUTH 69°18’23” WEST, 101.12 FEET; 20) SOUTH 77°50’14” WEST, 187.21 FEET; 21) NORTH 00°14’15” WEST, 492.57 FEET; 22) NORTH 89°52’26” EAST, 119.74 FEET; 23) NORTH 04°54’23” EAST, 497.49 FEET; 24) SOUTH 67°02’44” EAST, 108.74 FEET; 25) NORTH 00°24’05” WEST, 113.74 FEET; 26) NORTH 00°14’15” WEST, 757.02 FEET; 27) SOUTH 89°55’05” EAST, 92.79 FEET; 28) NORTH 00°14’15” WEST, 210.00 FEET; 29) SOUTH 89°55’05” EAST, 360.78 FEET; 30) SOUTH 00°13’43” EAST, 400.00 FEET; 31) SOUTH 89°55’05” EAST, 125.00 FEET; 32) SOUTH 00°13’43” EAST, 100.00 FEET; 33) SOUTH 89°55’05” EAST, 300.00 FEET; 34) NORTH 00° 13’43” WEST, 100.00 FEET; 35) NORTH 89°55’05” WEST, 100.00 FEET; 36) NORTH 00°13’43” WEST, 204.00 FEET; 37) SOUTH 89°55’05” EAST, 3.00 FEET; 38) NORTH 00°13’43” WEST, 36.00 FEET; 39) NORTH 89°55’05” WEST, 3.00 FEET; 40) NORTH 00°13’43” WEST, 160.00 FEET; 41) SOUTH 89°55’05” EAST, 364.02 FEET; 42) SOUTH 00°13’58” EAST, 297.27 FEET; 43) SOUTH 89°56’29” EAST, 363.40 FEET; 44) NORTH 00°13’58” WEST, 297.12 FEET; 45) SOUTH 89°55’05” EAST, 298.97 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING THREE PARCELS (A,B AND C):

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PARCEL A: (CRACKER BARREL PARCEL): A PARCEL OF LAND IN THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 33, HILLSBOROUGH COUNTY, FLORIDA; THENCE RUN ALONG THE EAST BOUNDARY OF THE NORTHEAST 1/4 OF SAID SECTION 33, SOUTH 00°14’14” EAST, A DISTANCE OF 1318.90 FEET TO THE NORTH BOUNDARY OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 33; THENCE RUN ALONG THE SAID NORTH BOUNDARY, SOUTH 89°59’17” WEST, A DISTANCE OF 609.05 FEET TO THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING, DEPARTING SAID NORTH BOUNDARY OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, RUN THE FOLLOWING SIX (6) COURSES: 1) ALONG THE ARC OF A CURVE TO THE LEFT, CONCAVE TO THE SOUTHEAST, RADIUS 180.00 FEET, DELTA 021°22’42”, ARC 67.16 FEET, CHORD BEARING SOUTH 20°08’54” WEST, 66.77 FEET TO A POINT OF REVERSE CURVE; 2) ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE TO THE NORTHWEST, RADIUS 144.00 FEET, DELTA 032° 10’15”, ARC 80.85 FEET, CHORD BEARING SOUTH 25°32’41” WEST, 79.80 FEET; 3) LEAVING SAID CURVE, SOUTH 41°38’05” WEST, 165.17 FEET TO A POINT ON A CURVE; 4) ALONG THE ARC OF A CURVE TO THE RIGHT, CONCAVE TO THE NORTHWEST RADIUS 39.00 FEET, DELTA 036°12’26”, ARC 24.65 FEET, CHORD BEARING SOUTH 59°44’02” WEST, 24.24 FEET TO A POINT OF TANGENCY; 5) SOUTH 77°50’15” WEST, 396.89 FEET; 6) NORTH 00°00’00” EAST, 353.84 FEET TO A POINT ON THE SAID NORTH BOUNDARY OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33; THENCE RUN ALONG SAID NORTH BOUNDARY NORTH 89°59’17” EAST, A DISTANCE OF 576.06 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

PARCEL B: THAT PART CONVEYED TO CFJ PROPERTIES, A UTAH PARTNERSHIP BY WARRANTY DEED RECORDED IN OFFICIAL RECORDS BOOK 8982, PAGE 1278, AND BY QUIT CLAIM DEED RECORDED IN OFFICIAL RECORDS BOOK 8982, PAGE 1294, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND IN SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 33, HILLSBOROUGH COUNTY, FLORIDA; THENCE RUN ALONG THE NORTH BOUNDARY OF THE NORTHEAST 1/4 OF SAID SECTION 33, NORTH 89°55’05” WEST, A DISTANCE OF 662.41 FEET; THENCE LEAVING SAID NORTH BOUNDARY LINE RUN SOUTH 00°17’22” EAST, A DISTANCE 57.28 FEET TO THE POINT OF BEGINNING; THENCE FROM SAID POINT OF BEGINNING, THE FOLLOWING FOUR (4) COURSES: 1) NORTH 00°17’22” WEST, 50.00 FEET; 2) SOUTH 89°55’07” EAST, 608.08 FEET; 3) SOUTH 00°08’04” EAST 50.00 FEET; 4) NORTH 89°55’07” WEST, 607.94 FEET TO THE AFOREMENTIONED POINT OF BEGINNING.

PARCEL C: THAT PART CONVEYED TO HILLSBOROUGH COUNTY A POLITICAL SUBDIVISION OF THE STATE OF FLORIDA FOR ADDITIONAL RIGHT OF WAY BY THAT CERTAIN SPECIAL WARRANTY DEED RECORDED JANUARY 6, 2015 IN OFFICIAL RECORDS BOOK 23014, PAGE 490, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE NORTHEAST CORNER OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA; THENCE RUN NORTH 89°52’47” WEST ALONG THE NORTH LINE OF SAID FRACTION, A DISTANCE OF 662.41 FEET; THENCE RUN SOUTH 00°07’13” WEST, A DISTANCE OF 33.00 FEET TO AN INTERSECTION WITH THE SOUTH RIGHT OF WAY LINE OF EAST SLIGH AVENUE (66 FEET WIDE) AND THE WEST LINE OF LANDS DESCRIBED IN OFFICIAL RECORD BOOK 17025, PAGE 1930, SAID PUBLIC RECORDS AND THE POINT OF BEGINNING; THENCE RUN SOUTH 00°15’04” EAST ALONG SAID WEST LINE A DISTANCE OF 25.46 FEET; THENCE RUN SOUTH 38°44’37” WEST A DISTANCE OF 5.82 FEET; THENCE RUN NORTH 90°00’00” WEST A DISTANCE OF 10.66 FEET; THENCE RUN NORTH 00°07’36” WEST, A DISTANCE OF 30.02 FEET TO AN INTERSECTION WITH SAID SOUTH LINE OF EAST SLIGH AVENUE; THENCE RUN SOUTH 89°52’47” EAST ALONG SAID SOUTH LINE, A DISTANCE OF 14.26 FEET TO THE POINT OF BEGINNING.

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PARCEL 1A:

TOGETHER WITH A 50 FOOT INGRESS, EGRESS EASEMENT FOR THE BENEFIT OF PARCEL 1, AS DESCRIBED IN OFFICIAL RECORDS BOOK 8982, PAGE 1278, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA.

PARCEL 2:

THE WEST 125.0 FEET OF THE EAST 689.0 FEET OF THE SOUTH 400 FEET OF THE NORTH 433.0 FEET OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA.

PARCEL 3:

THE WEST 132 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4, LESS THE NORTH 33 FEET THEREOF OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA; AND THE EAST 132 FEET OF THE WEST 264 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4, LESS THE NORTH 33 FEET THEREOF OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA.

PARCEL 4:

THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 28, TOWNSHIP 28 SOUTH, RANGE 20 EAST, LESS THE EAST 30 FEET AND LESS THE SOUTH 33 FEET AND LESS, COMMENCE AT THE SOUTHEAST CORNER OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SAID SECTION 28, RUN THENCE NORTH 89°55’13” WEST, 34.74 FEET, THENCE NORTH 0°08’13” WEST, 33 FEET TO THE POINT OF BEGINNING; CONTINUE THENCE NORTH 0°08’13” WEST, 37 FEET; THENCE SOUTH 45°44’18” WEST, 52.94 FEET, THENCE SOUTH 89°55’13” EAST, 38 FEET TO THE POINT.OF BEGINNING FOR ROADS, ALL LYING AND BEING IN HILLSBOROUGH COUNTY, FLORIDA.

LESS AND EXCEPT THAT PART CONVEYED TO HILLSBOROUGH COUNTY A POLITICAL SUBDIVISION OF THE STATE OF FLORIDA FOR ADDITIONAL RIGHT OF WAY BY THAT CERTAIN SPECIAL WARRANTY DEED RECORDED JANUARY 6, 2015 IN OFFICIAL RECORDS BOOK 23014, PAGE 468, OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA AND IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:

35

COMMENCING AT THE SOUTHEAST CORNER OF THE SOUTHEAST 1/4 OF SECTION 28, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA; THENCE RUN NORTH 89°52’47” WEST ALONG THE SOUTH LINE OF SAID FRACTION A DISTANCE OF 72.84 FEET; THENCE RUN NORTH 00°07’13” EAST, A DISTANCE OF 33.00 FEET TO AN INTERSECTION WITH THE NORTH RIGHT-OF-WAY LINE OF EAST SLIGH AVENUE AND THE POINT OF BEGINNING; THENCE RUN NORTH 89°52’47” WEST ALONG SAID NORTH LINE FOR 604.20 FEET; THENCE RUN NORTH 00°07’13” EAST FOR 7.50 FEET; THENCE RUN SOUTH 89°52’47” EAST FOR 587.02 FEET; THENCE RUN NORTH 45°18 ’11” EAST FOR 58.85 FEET; THENCE RUN NORTH 00°04’01” WEST FOR 520.57 FEET; THENCE RUN NORTH 89°55’59” EAST FOR 8.00 FEET; THENCE RUN NORTH 00°04’01” WEST FOR 720.77 FEE TO AN INTERSECTION WITH THE NORTH LINE OF LANDS DESCRIBED IN OFFICIAL RECORD BOOK 22219, PAGE 1528 OF THE PUBLIC RECORDS OF HILLSBOROUGH COUNTY, FLORIDA; THENCE RUN SOUTH 89°51’28” EAST ALONG SAID NORTH LINE FOR 10.00 FEET TO AN INTERSECTION WITH THE WEST RIGHT OF WAY LINE OF MANGO ROAD (C.R. 579); THENCE RUN THE FOLLOWING THREE (3) COURSES ALONG SAID WEST LINE; SOUTH 00°04’01” EAST FOR 1,253.33 FEET; NORTH 90°00’00” WEST FOR 4.74 FEET; SOUTH 45°47’02” WEST FOR 52.95 FEET TO THE POINT OF BEGINNING.

PARCEL 5:

THE EAST 99.40 FEET OF THE WEST 363.40 FEET OF THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, LESS THE NORTH 33 FEET THEREOF FOR ROAD.

PARCEL 6:

LOT BEGINNING 464 FEET WEST OF THE NORTHEAST CORNER OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA, AND RUN WEST 100 FEET; THENCE RUN SOUTH 433 FEET; THENCE RUN EAST 100 FEET; AND THENCE RUN NORTH 433 FEET; LESS THE NORTH 33 FEET THEREOF FOR ROAD PURPOSES.

PARCEL 7:

BEGIN 264 FEET WEST OF THE NORTHEAST CORNER OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, AND RUN THENCE WEST 100 FEET FOR A POINT OF BEGINNING; THENCE RUN SOUTH 193 FEET; THENCE RUN EAST 3 FEET; THENCE RUN SOUTH 36 FEET; THENCE RUN WEST 3 FEET; THENCE RUN SOUTH 204 FEET; THENCE RUN WEST 100 FEET; THENCE RUN NORTH 433 FEET; THENCE RUN EAST 100 FEET TO THE POINT OF BEGINNING; LESS THE NORTH 33 FEET THEREOF FOR ROAD PURPOSES.

PARCEL 8:

THE WEST 300 FEET OF THE EAST 564 FEET OF THE SOUTH 100 FEET OF THE NORTH 533 FEET OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 33, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA.

PARCEL 9:

THE NORTH 568.18 FEET OF THE EAST 766.8 FEET OF THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 28, TOWNSHIP 28 SOUTH, RANGE 20 EAST, HILLSBOROUGH COUNTY, FLORIDA.

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SCHEDULE 2.3

GUARANTY

[See attached]

37

GUARANTY AND SUBORDINATION AGREEMENT

[LAZ-001]

THIS GUARANTY AND SUBORDINATION AGREEMENT (this “Agreement”), made as of the 23rd day of December, 2015, by LAZYDAYS ARIZONA, LLC, a Delaware limited liability company, LAZYDAYS LAND HOLDINGS, LLC, a Delaware limited liability company, LAZYDAYS TAMPA LAND HOLDINGS, LLC, a Delaware limited liability company, and LAZY DAYS R.V. CENTER, INC., a Delaware corporation, LAZYDAYS RV AMERICA, LLC, a Delaware limited liability company, LAZYDAYS MILE HI RV, LLC, a Delaware limited liability company, and LAZYDAYS RV DISCOUNT, LLC, a Delaware limited liability company (individually and collectively, “Guarantor”), in favor of CARS MTI-4 L.P., a Delaware limited partnership (“Landlord”).

WITNESSETH:

WHEREAS, Landlord and LDRV Holdings Corp., a Delaware corporation (“Tenant”) entered into that certain Lease Agreement dated as of even date herewith (the “Lease”), a true and correct copy of which is attached hereto as Exhibit A and by this reference made a part hereof, for the property known as 6102 & 6130 Lazy Days Boulevard and 6210 Country Road 579, Seffner, Florida 33584 (the “Property”) as more particularly described in the Lease;

WHEREAS, Tenant and Guarantor are affiliates; and

WHEREAS, Landlord has required, as a condition to entering into the Lease, that the Guarantor guarantee for the benefit of Landlord each and every obligation imposed upon Tenant by the Lease.

NOW, THEREFORE, to induce Landlord to enter into the Lease and in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor, for itself, its heirs, successors and assigns, hereby covenants and agrees for the benefit of Landlord, as follows:

1. Guaranty. Guarantor does hereby unconditionally and irrevocably, jointly and severally, guaranty to Landlord the full, complete and timely performance of all obligations imposed on Tenant by the terms of the Lease, including, but not limited to, the full, complete and timely payment of rent and all other sums due by Tenant under the Lease, and the payment as required by the Lease of all damages to Landlord which may result from Tenant’s breach of any provision of the Lease, including, but not limited to, those relating to damage to the Property.

2. Guaranty of Payment and Performance. Guarantor acknowledges and agrees that this is a guaranty of payment and performance and not mere collection. The liability of Guarantor under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Tenant or any other person or entity. Guarantor waives any right to require that an action be brought against Tenant or any other person or entity as a condition precedent to the enforcement of this Agreement. In the event, on account of the Bankruptcy Reform Act of 1978 (11 USC §§101-1330) as now or hereafter amended, recodified or replaced (the “Bankruptcy Code”), or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable (collectively, the “Insolvency Laws”), Tenant shall be relieved of the Lease or any debt, obligation or liability under the Lease, Guarantor shall nevertheless be fully liable for the complete and timely performance of all obligations imposed on Tenant by the Lease throughout the entire term of the Lease, all to the same extent as if Guarantor had been the original tenant thereunder and the Lease shall be deemed unaffected by any such relief granted to Tenant. In the event of a default under the Lease which is not cured within any applicable grace or cure period, Landlord shall have the right to enforce its rights, powers and remedies thereunder or hereunder, in any order to the maximum extent permitted by law, and all rights, powers and remedies provided thereunder or hereunder or at law or in equity. If the obligations guaranteed hereby are partially performed, paid or discharged by reason of the exercise of any of the remedies available to Landlord, this Agreement shall nevertheless remain in full force and effect, and Guarantor shall continue to be liable for all remaining obligations guaranteed hereby, even though any subrogation or other rights which Guarantor may have against Tenant may be legally or practically destroyed or dismissed by the exercise of any such remedy.

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3. Waivers by Guarantor. To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of:

(a) Any right to require Landlord to proceed against Tenant or any other person or entity or to proceed against or exhaust any security held by Landlord at any time or to pursue any other remedy in Landlord’s power or under any other agreement before proceeding against Guarantor;

(b) Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons:

(c) Any defense based upon an election of remedies by Landlord;

(d) Any right or claim or right to cause a marshaling of the assets of Tenant or Guarantor;

(e) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more provisions of the Lease;

(f) Any modification of the Lease or of any obligation of Tenant thereunder by amendments to the Lease, by waivers granted by Landlord or by operation of law or by action of any court, whether pursuant to the Bankruptcy Code, or any other Insolvency Laws.

4. Intentionally Omitted.

5. General Provisions.

(a) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Landlord under the Lease;

(b) No Subrogation: No Recourse Against Landlord. Notwithstanding the satisfaction by Guarantor of any liability hereunder, Guarantor’s rights of subrogation, contribution, reimbursement or indemnity, if any, or any right of recourse to or with respect to the assets or property of Tenant, shall be subject and subordinate to the rights of Landlord under the Lease. Guarantor expressly agrees not to exercise any and all rights of subrogation against Landlord.

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(c) Entire Agreement: Amendment: Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by Landlord and Guarantor. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(d) Governing Law: Binding Effect: Waiver of Acceptance. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof. This Agreement shall bind Guarantor, their successors and assigns (but in the event of an assignment, Guarantor shall not be relieved of its obligations hereunder), and shall inure to the benefit of Landlord, its successors and assigns. Guarantor hereby waives any acceptance of this Agreement by Landlord and this Agreement shall immediately be binding upon Guarantor. Where appropriate under the circumstances, this Agreement shall be construed so that the singular means the plural and the plural means the singular.

(e) Notice. All notices or other communications required under this Agreement shall be in writing and shall be deemed duly given and received when either (i) delivered in person (with receipt therefor), on the date sent if sent by facsimile with a copy sent by one of the other methods of delivery described in this Section, (ii) on the next business day after deposit with a recognized overnight delivery service if sent by overnight delivery, or (iii) on the fourth day after being sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses:

If to Guarantor:	c/o LDRV Holdings Corp.
6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
Attn: Chief Financial Officer

with copies to:	c/o LDRV Holdings Corp.
6130 Lazy Days Boulevard
Seffner, Florida 33584-2968
Attn: General Counsel

Hill Ward Henderson
101 East Kennedy Boulevard, Suite 3700
Tampa, Florida 33602
Attn: Scott W. Dibbs

If to Landlord:	c/o Capital Automotive LLC
8270 Greensboro Drive, Suite 950
McLean, Virginia 22102
Attn: Portfolio Manager
Fax: 703-288-3375

40

with a copy to:	Jones Day
1420 Peachtree Street, N.E., Suite 800
Atlanta, Georgia 30309
Attention: Scott A. Specht, Esq.
Fax: 404-581-8330

Either party may change its address for the giving of notices by notice given in accordance with this Section.

(f) No Waiver: Time of Essence. The failure of either party to enforce any of the respective rights or remedies hereunder, or to promptly enforce any such rights or remedies, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound and must expressly state that such right or remedy has been or thereby is waived. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof.

(g) Captions for Convenience. The captions and headings of the section and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(h) Attorney’s Fees. In the event it is necessary for Landlord to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion hereof, Guarantor shall promptly pay to Landlord any and all costs and expenses, including, without limitation, attorney’s fees, incurred by Landlord as a result thereof and such costs, fees and expenses shall be included in the costs of the case to the extent the Landlord wins the issue under contest.

(i) Successive Actions. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Guarantor hereby waive any covenants to the maximum extent permitted by law not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(j) Reliance. Landlord would not enter into the Lease without this Agreement. Accordingly, Guarantor intentionally, irrevocably and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Lease has been made.

(k) Joint and Several Liability. If more than one Guarantor has executed this Agreement or otherwise guaranteed the Lease, each such Guarantor shall be jointly and severally liable hereunder. All references to “Guarantor” hereunder shall mean each Guarantor.

(l) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

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(m) Authority. Guarantor and each of the persons executing this Agreement on behalf of Guarantor hereby covenant and warrant that: (i) such entity is a duly organized entity, validly existing and in good standing under the laws of the State of its organization, and the State where the entity is located, if different, (ii) such entity has full right and authority to enter into this Agreement, and (iii) the person signing on behalf of Guarantor is authorized to do so on behalf of such entity.

(n) Consent to Jurisdiction and Venue. To the maximum extent permitted by law, Guarantor hereby irrevocably submits to the jurisdiction of any Florida State or Federal court sitting in Hillsborough County, Florida or the Middle District of Florida over any suit, action or proceeding arising out of or relating to this Agreement or the Lease. Guarantor hereby agrees that Landlord shall have the option in its sole discretion to lay the venue of any such suit, action or proceeding in the courts of the State of Florida or the United States of America for the Middle District of Florida and irrevocably waives to the fullest extent permitted by law any objection which Guarantor may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such court has been brought in an inconvenient forum. Guarantor agrees that a final judgment of any such suit, action or proceeding brought in such court shall be conclusive and binding upon Guarantor.

(o) Waiver of Jury Trial. GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT IN CONNECTION WITH ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTY OR THE LEASE, THE RELATIONSHIP OF GUARANTOR AND LANDLORD, TENANT’S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

(Remainder of Page Intentionally Left Blank)

42

IN WITNESS WHEREOF, Guarantor has executed this Agreement under seal as of the day and year first above written:

LAZYDAYS ARIZONA, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: ______________________________
Name: ____________________________
Title: _____________________________

LAZYDAYS LAND HOLDINGS, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: _______________________________
Name: _____________________________
Title: ______________________________

LAZYDAYS TAMPA LAND HOLDINGS, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: _________________________________
Name: _______________________________
Title: ________________________________

LAZY DAYS R.V. CENTER, INC.,
a Delaware corporation

By: _________________________________
Name: _______________________________
Title: __________________________________

43

LAZYDAYS RV AMERICA, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: ______________________________
Name: ____________________________
Title: _____________________________

LAZYDAYS MILE HI RV, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: ______________________________
Name: ____________________________
Title: _____________________________

LAZYDAYS RV DISCOUNT, LLC,
a Delaware limited liability company

By:	LDRV Holdings Corp., a Delaware corporation, its manager

By: ______________________________
Name: _____________________________
Title: ______________________________

44

EXHIBIT A

[Attach Copy of Executed Lease]

45

SCHEDULE 17.1

FIRST LIEN SUBORDINATION, NON-DISTURBANCE

AND ATTORNMENT AGREEMENT

[LAZ-001]

THIS AGREEMENT (“Agreement”) is made as of __________ __, 20__ by and between _____________ (together with its successors and assigns, “Lender”), CARS MTI-4 L.P., a Delaware limited partnership (the “Landlord”), and LDRV HOLDINGS CORP., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, pursuant to that certain Lease Agreement dated December ___, 2015, as may be amended, and as described on Exhibit A attached hereto and made a part hereof (such lease, together with all supplements, amendments and other modifications described on Exhibit A, herein the “Lease”), the landlord identified on Exhibit A (the “Landlord”) has leased to Tenant real property (the “Real Property”); and

WHEREAS, Lender is making a first lien loan to Landlord and/or certain affiliates of Landlord (the “First Lien Loan”), which will be secured, in part, by a first lien mortgage, deed of trust or security deed and an assignment(s) of leases and rents from the Landlord to the Lender, covering the Real Property (the “First Lien Mortgage”); and

WHEREAS, Tenant has agreed that the Lease shall be subject and subordinate to the First Lien Mortgage held by Lender, provided Tenant is assured of continued occupancy of the Real Property under the terms of the Lease.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained, the sum of Ten Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, and notwithstanding anything in the Lease to the contrary, it is hereby agreed as follows:

1. Subordination of Lease. Lender and Tenant do hereby covenant and agree that the Lease with all rights, options, liens and charges created thereby, is and shall continue to be subject and subordinate in all respects to the lien created by the First Lien Mortgage, including any renewals, modifications, consolidations, replacements and extensions thereof. The advancement of additional monies, the repayment of which is secured by the First Lien Mortgage, shall not affect the subordination provided for in this Agreement.

2. Non-disturbance of Tenant. Lender does hereby agree with Tenant that, in the event Lender becomes the owner of the Real Property by foreclosure, conveyance in lieu of foreclosure or otherwise (collectively, a “Foreclosure Event”), so long as there exists no event of default under the Lease, after the expiration of applicable cure or grace periods (a) Lender will take no action which will interfere with or disturb Tenant’s possession or use of the Real Property or other rights under the Lease, (b) the Real Property shall be subject to the Lease and Lender shall recognize Tenant as the tenant of the Real Property for the remainder of the term of the Lease in accordance with the provisions thereof, including but not limited to the ROFO Purchase Right (as defined in paragraph 4 below) provided to Tenant under the Lease, and (c) Lender will make available to Tenant any condemnation proceeds and insurance proceeds received by Lender related to the Property for the restoration of the Premises in accordance with the Lease, provided, however, that Lender shall not be subject to any offsets or defenses which Tenant might have against any prior landlord except those which arose under the provisions of the Lease out of such landlord’s default and accrued after Tenant had notified Lender and given Lender the opportunity to cure same as hereinbelow provided, nor shall Lender be liable for any act or omission of any prior landlord, nor shall Lender be bound by any rent or additional rent which Tenant might have paid for more than the current month to any prior landlord nor shall it be bound by any amendment or modification (other than an amendment or modification memorializing Tenant’s unilateral exercise of any of its express rights in the Lease, including, without limitation, Tenant’s renewal options) of the Lease made without its consent, which consent shall not be unreasonably withheld, conditioned or delayed.

46

3. Attornment by Tenant. Tenant does hereby agree with Lender that, in the event Lender becomes the owner of the Real Property by foreclosure, conveyance in lieu of foreclosure or otherwise, then Tenant shall attorn to and recognize Lender as the landlord under the Lease for the remainder of the term thereof, and Tenant shall perform and observe its obligations thereunder, subject only to the terms and conditions of the Lease.

4. Acknowledgment of Acquisition Rights. Lender acknowledges that Tenant has a right of first offer (the “ROFO Purchase Right”) under the Lease. In the event Lender becomes the owner of the Real Property by a Foreclosure Event, and so long as an Event of Default does not exist under the Lease, Lender acknowledges that Tenant may exercise the ROFO Purchase Right and Lender will honor the ROFO Purchase Right as long as Tenant satisfies all requirements under the Lease relating to the ROFO Purchase Right, including the payment of the applicable acquisition price to Lender or otherwise obtains a release from Lender. Landlord hereby agrees that any payment made to Lender under the terms of this paragraph 4 shall be deemed to have been made to Landlord for purposes of satisfying the payment of obligations of Tenant under the Lease. Tenant acknowledges and agrees that Tenant’s ROFO Purchase Right will not apply to any transfer of title to the Real Property to Lender or any other party in connection with a Foreclosure Event.

5. Curative Rights, Modification of Lease, and Advance Payment of Rent. So long as the First Lien Mortgage remains outstanding and unsatisfied: (i) Tenant will mail or deliver to Lender, at the address and in the manner hereinbelow provided, a copy of all notices required to be given to the Landlord by Tenant under and pursuant to the terms and provisions of the Lease; (ii) at any time before the rights of the Landlord shall have been forfeited or adversely affected because of any default of the Landlord, or within the time permitted the Landlord for curing any default under the Lease as therein provided, Lender may, but shall have no obligation to, pay any taxes and assessments, make any repairs and improvements, make any deposits or do any other act or thing required of the Landlord by the terms of the Lease, and all payments so made and all things so done and performed by Lender shall be as effective to prevent the rights of the Landlord from being forfeited or adversely affected because of any default under the Lease as the same would have been if done and performed by the Landlord; and (iii) Tenant will not consent to the modification of the Lease, nor to the termination thereof except as expressly set forth in the Lease, without the prior written consent of the Lender, such consent not to be unreasonably withheld, conditioned or delayed.

6. Limitation of Liability. Lender shall have no liability whatsoever hereunder prior to becoming the owner of the Real Property; and Tenant agrees that if Lender becomes the owner of the Real Property, Tenant shall look solely to the estate or interest of Lender in the Real Property for satisfaction of any obligation which may be or become owing by Lender to Tenant hereunder or under the Lease.

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7. Certifications. Tenant hereby certifies to Lender that, as of the date of this Agreement, the Lease has been duly executed by Tenant and, to Tenant’s actual knowledge, Landlord, and is in full force and effect; that the Lease and any modifications and amendments specified herein are a complete statement of the agreement between Landlord and Tenant with respect to the leasing of the Real Property; the Lease has not been modified or amended except as specified herein; that to the actual knowledge of Tenant, no party to the Lease is in default thereunder; that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; and that Tenant, as of this date, has no charge, lien or claim of offset under the Lease, or otherwise, against the rents or other charges due or to become due thereunder, or if any such matter exists, then it is as follows: [NONE]

8. Notices. Any notice to parties required under this Agreement shall be in writing and shall be deemed duly given and received when delivered in person (with receipt therefor), on the next business day after deposit with a recognized overnight delivery service, or on the second day after being sent by certified or registered mail, return receipt requested, postage prepaid, to the following addresses:

If given to Lender, as follows, subject to change as provided hereinabove:

_______________________
_______________________
_______________________
Attn: ___________________

and, if given to Tenant, as follows, subject to change as provided hereinabove:

LDRV Holdings Corp.

6130 Lazy Days Boulevard

Seffner, Florida 33584-2968

Attn: Chief Financial Officer

With copies to:

LDRV Holdings Corp.

6130 Lazy Days Boulevard

Seffner, Florida 33584-2968

Attn: General Counsel

and

Hill Ward Henderson

101 East Kennedy Blvd., Suite 3700

Tampa, Florida 33602

Attn: Scott W. Dibbs

9. Miscellaneous. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, successors-in-title and assigns. When used herein, the term “Landlord” or “landlord” refers to Landlord and to any successor to the interest of Landlord under the Lease. This Agreement may be executed in any number of counterparts.

48

10. Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provisions of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

11. Paragraph Headings; Construction. The headings of the paragraphs in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to “paragraph” or “paragraphs” refer to the corresponding paragraph or paragraphs of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word “including” does not limit the preceding words or term.

12. Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the jurisdiction in which the Real Property is located without regard to its principles of conflicts of laws, and any action brought under or arising out of this Agreement or the matters relating hereto shall be submitted to the jurisdiction of the United States District Court for the Middle District of Florida. Each party acknowledges and agrees to such jurisdiction.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[SIGNATURE PAGES FOLLOW]

49

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LENDER:

In the presence of:	______________________________________,

_____________________________________
WITNESS #1	By:___________________________________
Print Name: ____________________________	Name: _________________________________
Title: ___________________________________
_____________________________________
WITNESS #2
Print Name: ____________________________

ACKNOWLEDGMENT

State of ________________ )

) ss.:

County of ______________ )

BEFORE ME, ON THIS DAY appeared __________________, the _________________ of __________________, who, being known to me to be the aforementioned person, executed the foregoing instrument, in the presence of the above listed witnesses and he/she acknowledged the signing of said instrument to be his/her free act and deed for the uses and purposes therein expressed.

SWORN to and subscribed before me, this _____ day of ____________, 20___.

Notary Public for __________________________________
My Commission Expires: ____________________________
[SEAL]

[FIRST LIEN SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]

[SIGNATURES CONTINUE ON NEXT PAGE]

50

TENANT:

In the presence of:	LDRV HOLDINGS CORP. a Delaware corporation

______________________________________
WITNESS #1	By: _________________________________________
Print Name: _____________________________	Name: _______________________________________
Title: ________________________________________
______________________________________
WITNESS #2
Print Name: _____________________________

ACKNOWLEDGMENT

State of ________________ )

) ss.:

County of ______________ )

BEFORE ME, ON THIS DAY appeared __________________, the _________________ of LDRV HOLDINGS CORP., a Delaware corporation who, being known to me to be the aforementioned person, executed the foregoing instrument, in the presence of the above listed witnesses and he/she acknowledged the signing of said instrument to be his/her free act and deed for the uses and purposes therein expressed.

SWORN to and subscribed before me, this _____ day of ____________, 20___.

Notary Public for __________________________________
My Commission Expires: ____________________________
[SEAL]

[FIRST LIEN SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]

[SIGNATURES CONTINUE ON NEXT PAGE]

51

LANDLORD:

In the presence of:	CARS MTI-4 L.P. a Delaware limited partnership
tw
_______________________________________
WITNESS #1	By: CARS MTISPE-4, INC. a Delaware corporation, its General Partner
Print Name: ______________________________

_______________________________________	By:___________________________________________
WITNESS #2	Name:_________________________________________
Print Name: ______________________________	Title:__________________________________________

ACKNOWLEDGMENT

State of ________________ )

) ss.:

County of ______________ )

BEFORE ME, ON THIS DAY appeared __________________, the _________________ of CARS MTISPE-4, INC., a Delaware corporation, the General Partner of CARS MTI-4 L.P., a Delaware limited partnership, being known to me to be the aforementioned person, executed the foregoing instrument, in the presence of the above listed witnesses and he/she acknowledged the signing of said instrument to be his/her free act and deed for the uses and purposes therein expressed.

SWORN to and subscribed before me, this _____ day of ____________, 20___.

Notary Public for
My Commission Expires:
[SEAL]

[FIRST LIEN SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT]

52

EXHIBIT A

(Property ID #: LAZ-001)

Tenant:	LDRV HOLDINGS CORP., a Delaware corporation

Landlord:	CARS MTI-4 L.P., a Delaware limited partnership

Lease Date:	December ____, 2015

Lease Amendments:	None

Property Name:	Lazy Days RV Center and Resort

Property Address:	6102 and 6130 Lazy Days Blvd. and 6210 County
Road 579, Seffner, Florida

53

SCHEDULE 22.3

ESTOPPEL CERTIFICATE

To: ______________________ (“Recipient”)

Lease: Lease Agreement dated ____________, 2015 (as amended, if at all, as set forth on Exhibit A, the “Lease”), by and between _________________, a ___________________ (“Landlord”), and ____________, a ___________________ (“Tenant”), for premises located in Seffner, Florida (as more particularly described in the Lease, the “Premises”). Any capitalized terms used but not defined herein have the meanings ascribed to such terms in the Lease.

The undersigned, as [Tenant] [Landlord] under the Lease, hereby certifies to Recipient the following:

(1)	A true, correct and complete list of the Lease and all amendments, modifications and supplements thereto is attached as Exhibit A hereto. The Lease is in full force and effect and (other than approvals, consents, or waivers given by Landlord in connection with the Lease) has not been modified, supplemented, or amended in any way, except as set forth on Exhibit A. [For a Tenant Estoppel only: Tenant’s interest in the Lease has not been assigned, encumbered or otherwise transferred, nor have the Premises been sublet, except as follows:____________________________.]

(2)	The Commencement Date of the Lease occurred on ______________, and the Expiration Date of the Lease is ____________________, subject to Tenant’s Extension Options.

(3)	As of the date hereof, the monthly Base Rent and Additional Rent have been paid as required by the Lease, and no Rent has been paid more than one (1) month in advance of the due date, except as permitted under the Lease.

(4)	To [Tenant’s] [Landlord’s] actual knowledge, [Landlord] [Tenant] has performed its obligations under the Lease in all material respects, and [Tenant] [Landlord] has no actual knowledge of any event that, with the giving of notice, the passage of time, or both, would constitute a default by [Landlord] [Tenant] under the Lease, except as follows:____________________________.

(5)	To [Tenant’s] [Landlord’s] actual knowledge, [Tenant] [Landlord] has no claim, offset, or defense against [Landlord] [Tenant] arising out of the Lease or against the payment of rent or other charges under the Lease or in any way relating thereto, except as follows:____________________________.

(6)	Tenant has not paid any security deposit to Landlord in connection with the Lease.

[Tenant’s] [Landlord’s] “actual knowledge” means the current, actual knowledge of _______________________, without any duty of investigation or inquiry. In the event of a conflict between any statement or certification in this certificate and any provision of the Lease, the Lease provision shall control. [This estoppel certificate may be relied upon by any addressee or prospective actual purchaser of, or lender secured by, the Premises; provided, Tenant’s certifications are made solely to estop Tenant from asserting to or against Recipient facts or claims contrary to those stated. In the event any statement or certification by Tenant in this certificate proves inaccurate, Tenant shall be estopped from taking a position contrary to the inaccurate statement or certification, but Tenant shall not be subject to any damages or liability for such inaccuracy, except in the event of fraud or intentional misrepresentation by Tenant.]

By: _______________________________
Name: _____________________________
Title: ______________________________
Date signed: ________________________

54

SCHEDULE 22.18

This instrument was prepared by and

should be returned to:

______________________
______________________
______________________
______________________

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE (the “Memorandum”) is executed effective as of ______________, 2015, by and between CARS MTI-4 L.P., a Delaware limited partnership, whose address is c/o Capital Automotive Real Estate Services, Inc., 8270 Greensboro Drive, Suite 950, McLean, Virginia 22102 (“Landlord”), and LDRV HOLDINGS CORP.,a Delaware corporation, whose address is 6130 Lazy Days Boulevard, Seffner, Florida 33584-2968 (“Tenant”).

Background

A.        Landlord is the owner in fee simple of certain real property located in Seffner, Hillsborough County, Florida, more particularly described on Exhibit A attached hereto and made a part hereof by this reference (the “Premises”).

B.        Landlord and Tenant have entered into that certain Lease Agreement (the “Lease”), with dated as of _________, 2015, pursuant to which Tenant has leased the Premises from Landlord. All capitalized terms not defined in this Memorandum shall have the same meanings as set forth in the Lease.

Operative Terms

Landlord and Tenant hereby agree as follows:

1. Term. Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, on the terms and conditions set forth in the Lease, for a term (the “Term”) commencing on ____________, 2015, and expiring on ___________, 2035. Tenant has three (3) options to renew and extend the Term of the Lease for ten (10) years each, on the terms and conditions set forth in the Lease.

2. Right of First Offer. During the Term, Tenant has an exclusive and irrevocable right of first offer to purchase the Premises, on and subject to the terms and conditions of the Lease.

3. Liens; Section 713.10. The Lease contains the following language: “Tenant has no authority or power to cause or permit any lien or encumbrance of any kind whatsoever, whether created by act of Tenant, operation of law or otherwise, to attach to or be placed upon Landlord’s title or interest in the Premises or any portion thereof, and any and all liens and encumbrances created by Tenant shall attach to Tenant’s interest only.”

4. Capitalized Terms. All capitalized terms not otherwise defined in this Memorandum shall have the meaning ascribed thereto in the Lease.

5. Successors. The covenants, conditions, and agreements made and entered into by the parties hereto shall be binding upon and inure to the benefits of their respective heirs, administrators, executors, representatives, successors, and assigns.

6. Incorporation of Lease. All terms and conditions of the Lease are hereby incorporated herein by reference as if fully set forth herein.

7. Purpose. This Memorandum is prepared for the purpose of recordation only and in no way modifies the provisions of the Lease. In the event of any inconsistency between the provisions of this Memorandum and the provisions of the Lease, the provisions of the Lease shall prevail.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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SIGNATURE PAGE TO MEMORANDUM OF LEASE

WITNESSES:	LANDLORD:

CARS MTI-4 L.P. a Delaware limited partnership
_______________________________________
Name: __________________________________
_______________________________________
By: CARS MTISPE-4, INC.
_______________________________________	a Delaware corporation
Name: __________________________________	its General Partner

By:____________________________________
Name:__________________________________
Title: __________________________________

STATE OF _____________________ )

COUNTY OF ______________ )

The foregoing instrument was acknowledged before me this _____ day of _________________________, 2015, by ________________________________ as ________________________________ of _______________________________________, a(n) ______________________, on behalf of said ____________________. He/She [  ] is personally known to me or [  ] produced _______________________ as identification.

__________________________________________
NOTARY PUBLIC
Printed Name: ________________________________
(Notary Seal)	Commission No.:______________________________
My Commission Expires:________________________

TENANT:

LDRV HOLDINGS CORP., a Delaware
corporation

______________________________________	By:__________________________________
Name: _________________________________	Name: _______________________________
Title: ________________________________
______________________________________
Name: _________________________________	Date: ________________________________

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STATE OF ____________________)

COUNTY OF ______________ )

The foregoing instrument was acknowledged before me this _____ day of _________________________, 2015, by ________________________________ as ________________________________ of LDRV HOLDINGS CORP., a Delaware corporation, on behalf of said corporation. He/She c is personally known to me or c produced _______________________ as identification.

NOTARY PUBLIC
Printed Name: _________________________________
(Notary Seal)	Commission No.:_______________________________
My Commission Expires:

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SCHEDULE 22.19

LANDLORD WAIVER

The undersigned is owner of that certain real property commonly known as _________________________________ (the “Real Property”).

_____________________ (“Lender”) has agreed to extend certain financial accommodations to _____________________ (the “Borrower”) and, as security therefore, will require the Borrower to execute a security agreement granting to Lender a security interest in and to the personal property collateral described therein (the “Personal Property”). The Personal Property may include machinery, equipment, furniture, fixtures, inventory, and other goods, some or all of which may now or hereafter be located on the Real Property.

In order to induce Lender to extend credit to the Borrower, and in consideration of such extension of credit, the undersigned agrees as follows:

1	The Personal Property shall be deemed to be personal property and shall not be considered a part of the Real Property, and shall not be permanently attached or affixed to the Real Property.

2	To the extent the undersigned has any interest in or lien on the Personal Property, the undersigned hereby subordinates such interest or lien to the security interest which Lender now has or may hereafter acquire in the Personal Property.

3	The undersigned consents to Lender, its agents, employees and invitees entering upon the Real Property during the lease term, or any extensions or renewals thereof, whether contractually, by operation of law, or otherwise for the purpose of exercising any right Lender may have under the terms of the security agreement or otherwise, and to remove the Personal Property; provided, however, that Lender shall repair any physical damage to the Real Property caused by its removal of the Personal Property.

Except to the extent that any law of the United States may apply, this Agreement shall be governed and interpreted according to the laws of Florida, without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of Lender under federal law.

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Dated: ______________ ___, 20__.

LANDLORD:

CARS MTI-4 L.P., a Delaware limited partnership

By:	CARS MTISPE-4, INC.
a Delaware corporation
its General Partner

By: ___________________________________
Name:_________________________________
Title:__________________________________

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